(LOGO)

                                    ARTISAN
                                SMALL CAP VALUE
                                      FUND

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1997

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.


                                     (LOGO)

                                                               February 20, 1998

Dear Fellow Shareholder,

Thank you for your investment in the Artisan Small Cap Value Fund (Fund). We are pleased to send you this first semi-annual report for the Fund.

THE FUND'S PERFORMANCE
As you know, the Fund's inception date was September 29, 1997 - which means we're reviewing just three months of performance. We believe, however, that you'll find this report offers additional insight into your investment.

A PROMISING START
The Artisan Small Cap Value Fund completed the fourth quarter of 1997 - its first complete quarter of operation - with a gain of 3.2%. This performance is well ahead of the Fund's two benchmark indexes - the Russell 2000 Value Index and Lipper Small Cap Fund Index - which returned 1.7% and -5.4%, respectively.


                       COMPARATIVE QUARTERLY PERFORMANCE

Artisan Small Cap Value Fund
Total Return

Since Inception:  3.1%

                                            9/27/97        12/31/97
                                            -------        --------
ARTISAN SMALL CAP VALUE FUND                $10,000         $10,310
RUSSELL 2000 VALUE INDEX                    $10,000         $10,220
LIPPER SMALL CAP FUND INDEX                 $10,000          $9,502



QUARTERLY                          1997
PERFORMANCE                      12/31/97
----------------------------     --------
ARTISAN SMALL CAP VALUE FUND       3.2%
Russell 2000 Value Index           1.7%
Lipper Small Cap Fund Index       -5.4%


This graph compares the results of $10,000 invested in the Artisan Small Cap Value Fund on September 29, 1997 (the date the Fund began operations) with the Russell 2000 Value Index and the Lipper Small Cap Fund Index. The Russell 2000 Value Index is an unmanaged index of small companies that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small Cap Fund Index reflects the net asset value weighted return of the 30 largest small-cap mutual funds. All returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

                                  1                        SEMI-ANNUAL REPORT


LETTER TO SHAREHOLDERS (CONTINUED)

OUR INVESTMENT APPROACH
It's a tradition at Artisan to review a Fund's investment approach before discussing its investment performance in detail.

The Artisan Small Cap Value Fund invests in small companies that it considers undervalued, concentrating on companies in solid financial condition with favorable economics. The Fund's investment style can be characterized as "bottom-up," meaning its focus in stock selection is on individual companies, rather than trends in the economy or securities markets. Overall, there are two concepts that frame our decision-making:

We purchase a stock only at what we consider a bargain price_a price that, because of market forces, differs significantly from what we determine is the true value of the business. We find companies selling at these types of discounts in several categories, and many of our investments have elements of each.

-Turnarounds, both industry and company specific. Poor results lead to disappointment, uncertainty and fear, which can lead to mispriced securities and investment opportunity for patient investors.

-Undiscovered or unsponsored stocks. Even in today's market, we are able to find overlooked bargains where nothing is going wrong.

-Companies with hidden assets. Undervalued real estate, fully depreciated assets and unrecognized business lines are examples.

-Companies in the process of major change. Stocks in the midst of major change often inaccurately reflect the new and improved situation until it shows up in the company's results. Early investments on conservative assumptions can produce excellent returns.

We do not believe that bargain purchases by themselves create a sufficient margin of safety, so there are two other attributes we look for in an investment to provide an extra cushion.

-Financial Strength. We emphasize unleveraged companies that are cash-flow neutral or positive.

-Favorable Economics. Companies and industries that are characterized by acceptable returns on capital and produce free cash over their cycles are less likely to experience eroding values over the long-term.

This discipline often leads us to companies with little, if any, analyst coverage. Thus, we conduct our own research on companies' fundamentals.

Finally, we are patient. We think it is important to have a sense of why shares are undervalued, and what is required to cause a revaluation, but don't believe the revaluation process must be in motion before investing. We believe it is sufficient to buy financially strong businesses with good economics at a discount to underlying value. A portfolio of these stocks is set-up for good things to happen.

Given the nature of this Fund, we'd like to help you keep it in perspective. Despite our inherently cautious approach to investing in small-cap stocks, the Fund may experience significant, short-term fluctuations. We thus urge you to regard this investment only as a long-term holding, and to use it as part of a diversified portfolio.

SEMI-ANNUAL REPORT                2


LETTER TO SHAREHOLDERS (CONTINUED)

A REVIEW OF THE FOURTH QUARTER 1997
Little did we know when we launched the Fund that its first three months would be a time of exceptional turbulence. Precipitous declines in Asian markets, severe volatility in our own markets - including a record one-day point drop in the Dow Jones Industrials and the decimating of certain sectors - presented a formidable set of challenges. Yet, despite these circumstances, we managed to outperform both of our benchmark indexes. We attribute this outperformance to our focus on value and downside protection, our broad diversification and our modest exposure to the hard-hit sectors of energy and technology.

In addition, a number of stocks were excellent performers. Shown below are the Fund's top gainers and losers for the period.

          TOP 5 GAINERS                             TOP 5 LOSERS
-----------------------------------     -------------------------------------
SECURITY                        %       SECURITY                          %
--------                      -----     --------                       ------
Showboat, Inc.                57.1%     Ansaldo Signal                 -42.5%
Somerset Group, Inc.          36.3%     Intelligent Systems Corp.      -29.5%
Oglebay Norton Co.            36.2%     Medical Resources, Inc.        -20.6%
Dril-Quip                     31.9%     Spaghetti Warehouse, Inc.      -18.6%
Mueller Industries, Inc.      30.8%     American Pacific Corp.         -17.2%

Our biggest gainer, Showboat, Inc., was taken over during the quarter. But Somerset Group, which also surged, still offers the potential for further gains. Somerset is a holding company, based in Indiana. Nearly all of Somerset's assets are in the stock of First Indiana Bancshares, an Indianapolis thrift, of which Somerset owns a very large portion.

As the trend to consolidation in the banking industry accelerates, First Indiana may well be a takeover candidate. But when we invested in Somerset - at approximately $15 per share - First Indiana's book value was only about $14. In other words, we bought a medium-quality thrift in a highly attractive area for a shade over book value, when many thrifts are being taken over for 3 times their book value.

At the time of our Somerset Group purchase, First Indiana stock was selling at $24.50 per share. As it rose to $30.00 on December 31, our Somerset stock followed along, closing the quarter at $20.375 per share.

PORTFOLIO CHARACTERISTICS
On December 31, 1997, the Fund's net assets were $27.4 million. The Fund owned 68 stocks, with a median market cap of $196 million, an average price/book value of 1.4X, and a median P/E - based on 1998 estimates - of 11.3X. The median number of analysts following our stocks was only 2. The Fund was 93.6% invested in stocks, which we consider fully invested.

                                    3                       SEMI-ANNUAL REPORT


LETTER TO SHAREHOLDERS (CONTINUED)

            TOP TEN HOLDINGS
-------------------------------------------
COMPANY NAME                           %
------------                          ---
Devon Group                           2.6
Angelica Corporation                  2.4
Capital Southwest Corporation         2.3
Asset Investors Corporation           2.3
Argonaut Group                        2.3
Hilb, Rogal & Hamilton                2.3
Superior National Insurance Group     2.2
Dexter Corporation                    2.2
Cleveland Cliffs                      2.1
Dames & Moore Group                   2.1
TOTAL                                22.8%

As you can see, even our largest holdings represent only a minor portion of the Fund. Note too, in the industry diversification table that follows, that our assets are spread across 14 industries. These aspects of diversification help reduce the Fund's overall risk, while increasing the importance of stock-picking, where we add the most value to the process.

The relative industry weightings that follow reflect the general sense of caution we feel toward the market. We are weighted toward Basic Industry, Insurance and Business Services, with little or no exposure to industries that we find overvalued or believe will experience continued volatility.


                          INDUSTRY DIVERSIFICATION (%)
 -----------------------------------------------------------------------
                          WEIGHTING                            WEIGHTING
                          ---------                            ---------
 INDUSTRY                 12/31/97  INDUSTRY                    12/31/97
 --------                 --------  --------                    --------
 Banks/S&Ls                   0.0   Healthcare Services            0.0
 Basic Industry              18.1   Insurance                     16.1
 Biotech/Pharmaceutical       0.0   Medical Devices                0.0
 Business Services           13.2   Other Financial               10.9
 Capital Spending             9.9   Paper/Packaging                1.4
 Computer Related             1.6   Restaurants/Hotels             5.6
 Consumer Cyclicals           0.0   Retailing                      2.4
 Consumer Services            3.6   Software/Telecommunications    1.9
 Consumer Staples             4.8   Transportation Related         2.2
 Electronics                  0.0   Utilities                      0.0
 Energy                       1.9   Other assets less liabilities  6.4
                                                                 ------
                                                     TOTAL       100.0%

SEMI-ANNUAL REPORT                      4


LETTER TO SHAREHOLDERS (continued)

OUTLOOK AND STRATEGY
Although we monitor economic and market trends, and try to assess their likely affects on stocks, we're not market timers. Our investment decisions, as we stated earlier, flow from information we gather on individual companies and their industries.

Given those qualifications, we see a mixed investing environment in 1998. On a positive note, we see inflation remaining subdued and interest rates stable to somewhat lower. On the flip side, we're concerned about generally inflated valuations, economic ramifications from Asia's deep-seated problems and a slowdown in the rapid earnings growth of recent years.

As small-cap investors, however, we have an inherent advantage. In many small companies, growth is tied more to internal dynamics than it is to the growth of the general economy. Two companies typify this theme: insurance broker Hilb, Rogal & Hamilton, continuing to rationalize its cost structure from recent acquisitions and Host Marriott, expanding its concessions to airport retail and mall food courts. We'll continue to look for this type of company.

We'll also continue exploring the many ideas we've found among battered industry groups like semiconductors and energy. One example of a company that fits this strategy is the recent addition of semiconductor equipment manufacturer Silicon Valley Group, with solid financials and a strong competitive position as a leading U.S. supplier of three types of equipment used to fabricate semiconductors. Another example is Patina Oil & Gas - its recent recapitalization, combined with its sizable asset base and cash flow, along with its low production costs and efficient operating structure, position the company to pursue a growth strategy.

To strengthen our margin of safety, we'll emphasize stronger companies, shunning deep-discount turnarounds where there may be a question of quality. Here we find Italian restaurant Spaghetti Warehouse, half-way through its restaurant reconception/reconfiguration. Also promising is defense contractor Aydin Corporation, making in-roads with its commercial telecommunications applications
- particularly attractive given its solid financial condition.

Once again, thank you for your investment in the Artisan Small Cap Value Fund. We'll do our very best to reward your confidence in us.

Sincerely,

/s/ Scott C. Satterwhite

Scott C. Satterwhite
Portfolio Manager





                          ARTISAN SMALL CAP VALUE FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

-----------------------------------------------------------------------------
     Shares                                                           Market
      Held                                                             Value
-----------------------------------------------------------------------------

               COMMON AND PREFERRED STOCKS - 93.6%

               BASIC INDUSTRY - 18.1%
     63,200  * American Pacific Corporation - specialty chemicals
                 for aerospace and defense ......................    $402,900
     49,100  * CFC International Inc. - specialty chemical
                 coatings .......................................     576,925
     12,800    Cleveland Cliffs Inc. - iron ore mines............     586,400
     14,000    Dexter Corporation - specialty industrial
                 materials ......................................     604,625
     24,800  * Emcor Group Inc. - mechanical and
                 electrical contractors .........................     508,400
     20,200    Fluke Corporation - electronic test and
                 measurement instruments ........................     526,463
     70,000    Insteel Industries Inc. - steel wire products.....     481,250
     71,700  * L.B. Foster Company - rail and construction
                 supplies .......................................     354,019
      4,000    Medusa Corporation - cement operations............     167,250
      2,400    Modern Controls Inc. - quality control
                 testing instruments ............................      26,400
      3,500    Monarch Cement Company - cement operations........      77,000
     24,200  * Perini Corporation - general contractors/
                 construction ...................................     217,800
     47,100  * Steel of West Virginia Inc. - steel mill..........     429,787
                                                                   ----------
                                                                    4,959,219

               BUSINESS SERVICES - 13.2%
     29,200    Angelica Corporation - textile rental and
                 laundry services ...............................     660,650
     32,300  * Audits & Survey Worldwide Inc. - marketing
                 research .......................................      88,825
     24,000    Cordiant Communications Group (ADR) -
                 advertising/media services .....................     228,000
     43,900    Dames & Moore Group - engineering and
                 environmental consulting .......................     581,675
     15,500  * Devon Group Inc. - graphic arts products
                 and services ...................................     713,000
     35,000  * Failure Group Corporation - engineering and
                 scientific consulting ..........................     367,500
      1,200    Grey Advertising Inc. - advertising agency........     393,600
     10,000  * Harding Lawson Associates Group - engineering
                 and environmental consulting ...................     102,500
     34,900  * Ohm Corporation - environmental services..........     266,112
     24,000  * Saatchi & Saatchi PLC (ADR) - advertising/media
                 services .......................................     214,500
                                                                   ----------
                                                                    3,616,362

SEMI-ANNUAL REPORT                     6


SCHEDULE OF INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
     Shares                                                           Market
      Held                                                             Value
-----------------------------------------------------------------------------

            CAPITAL SPENDING - 9.9%
  27,300   *Esco Electronics Corporation - defense systems ......     460,687
  19,600    Gleason Corporation - gear manufacturing equipment ..     527,975
   8,200   *Mueller Industries Inc. - plumbing products .........     483,800
   4,500    Smith Investment Company - multi-industry ...........     490,500
  14,500    Twin Disc Inc. - heavy-duty power
               transmission equipment............................     474,875
  25,000    United Industrial Corporation - multi-industry ......     271,875
                                                                    ---------
                                                                    2,709,712

            COMPUTER RELATED - 1.6%
  44,300    Astro-Med Inc. - medical instrumentation/
               specialty printers................................     354,400
   4,000   *Silicon Valley Group Inc. - semiconductor
               equipment.........................................      91,000
                                                                      -------
                                                                      445,400

            CONSUMER SERVICES - 3.6%
   9,000   *Craig Corporation - movie theatres ..................     182,813
  18,300    Craig Corporation, Preferred - movie theatres .......     345,412
  35,100   *On Command Corporation - pay-per-view movie
               services..........................................     447,525
                                                                     --------
                                                                      975,750

            CONSUMER STAPLES - 4.8%
  55,000   *M & F Worldwide Corporation - flavorings ...........      539,688
  32,700   *Midwest Grain Products Inc. - wheat gluten and
               wheat by-products................................      408,750
  54,600   *Pepsi Cola - Puerto Rico Bottling - soft
               drink/beverage bottler/distributor...............      368,550
                                                                    ---------
                                                                    1,316,988

            ENERGY - 1.9%
   4,000   *Atwood Oceanics - contract driller ................       189,500
  22,500    Patina Oil & Gas - oil and gas
               exploration/production..........................       172,969
   8,000    Snyder Oil - oil and gas exploration/production ...       146,000
                                                                     --------
                                                                      508,469

                                       7                   SEMI-ANNUAL REPORT


SCHEDULE OF INVESTMENTS (CONTINUED)

-----------------------------------------------------------------------------
     Shares                                                           Market
      Held                                                             Value
-----------------------------------------------------------------------------

            INSURANCE - 16.1%
  18,600    Argonaut Group Inc. - workers compensation
               insurance.........................................    630,075
   8,600    Capital Re Corporation - financial guaranty
               reinsurance.......................................    533,737
   4,500    Fund American Enterprises - mortgage
               banking/property and casualty insurance...........    544,500
  32,600    Hilb, Rogal & Hamilton Company - insurance brokers ..    629,587
  10,800    Liberty Corporation - life insurance ................    504,900
  16,400    Merchants Group Inc. - property and
               casualty insurance................................    348,500
  11,100    PXRE Corporation - property and casualty
               reinsurance.......................................    368,381
  11,000   *Risk Capital Holdings Inc. - reinsurance products
               and services......................................    244,750
  42,300   *Superior National Insurance Group - workers
               compensation insurance............................    613,350
                                                                   ---------
                                                                   4,417,780

            OTHER FINANCIAL - 10.9%
  30,000    Asset Investors Corporation - REIT investing in
               manufactured housing communities..................    631,875
   6,900    Capital Southwest Corporation - closed-end venture
               capital investment company........................    634,800
   6,000   *Enstar Group Inc. - financial services
               holding company...................................     66,000
  12,000    Getty Realty Corporation - service station real
               estate company....................................    265,500
  15,700   *Lexford Inc. - multi-family residence
               owner/operator....................................    541,650
  20,900    Somerset Group Inc. - investment services ...........    425,838
   5,400   *White River Corporation - financial services
               holding company...................................    429,300
                                                                  -----------
                                                                   2,994,963

            PAPER AND PACKAGING - 1.4%
  11,000    Greif Brothers Corporation - shipping containers
               and packaging ....................................    368,500

            RESTAURANTS/HOTELS - 5.6%
  20,000   *Boardwalk Casino - casino operator ..................     93,125
  17,500   *El Chico Restaurant Inc. - Tex-Mex
               restaurant chain..................................    215,469
  36,000   *Host Marriott Services Inc. - food and
               beverage concessions..............................    535,500
  12,000    Showboat Inc. - casino operator .....................    352,500
  59,400   *Spaghetti Warehouse Inc. - Italian restaurant
               chain.............................................    341,550
                                                                  ----------
                                                                   1,538,144
SEMI-ANNUAL REPORT                     8


SCHEDULE OF INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
     Shares                                                           Market
      Held                                                             Value
-----------------------------------------------------------------------------

            RETAILING - 2.4%
   4,000    Dart Group Inc. - supermarkets, book stores, auto
               parts stores......................................     464,000
  10,400    Ruddick Corporation - supermarkets ..................     181,350
                                                                     --------
                                                                      645,350

            SOFTWARE/TELECOMMUNICATIONS - 1.9%
  31,500   *Aydin Corporation - telecommunications
               equipment.........................................     372,094
  30,700   *Intelligent Systems Corporation - software and
               healthcare services...............................     141,988
                                                                    ---------
                                                                      514,082

            TRANSPORTATION RELATED - 2.2%
    69,200 * Ansaldo Signal - railroad switches and signals......     216,250
     9,600  Oglebay Norton Company - marine transportation
             services............................................     393,600
                                                                    ---------
                                                                      609,850

           TOTAL COMMON AND PREFERRED STOCKS
           (Cost $24,984,759).................................... $25,620,569


-----------------------------------------------------------------------------
       Par                                                            Market
     Amount                                                            Value
-----------------------------------------------------------------------------

            SHORT TERM INVESTMENTS - 6.5%
$1,780,000  Repurchase agreement with State Street Bank and
            Trust Company, 5.0%, dated 12/31/97, due 1/2/98,
            maturity value $1,780,494, collateralized by $1,820,000
            par value U.S. Treasury Note, 5.625%, due 12/31/99
            (Cost $1,780,000) ..................................   $1,780,000
                                                                   ----------

            TOTAL INVESTMENTS - 100.1% (Cost $26,764,759) .......  27,400,569

            OTHER ASSETS LESS LIABILITIES - (0.1)% ..............    (11,404)

            TOTAL NET ASSETS - 100.0% (**) ...................... $27,389,165

         *  Non-income producing securities
        ** Percentages for the various classifications relate to total net assets
                             ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements.


                                    9                 SEMI-ANNUAL REPORT



                          ARTISAN SMALL CAP VALUE FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997
                                  (UNAUDITED)


ASSETS:
  Investments in securities, at value (cost $26,764,759)......... $27,400,569
  Cash...........................................................         538
  Receivable from investments sold...............................      40,999
  Receivable from fund shares sold...............................      47,507
  Accrued interest...............................................         247
  Accrued dividends..............................................      22,963
  Organizational costs...........................................      46,092
  Receivable from Adviser........................................      12,806
                                                                   ----------
    Total assets.................................................  27,571,721

LIABILITIES:
  Payable for investments purchased..............................      93,685
  Payable for organizational costs...............................      46,092
  Payable for operating expenses.................................      33,723
  Payable to Adviser.............................................       9,056
                                                                   ----------
    Total liabilities............................................     182,556
                                                                   ----------
    Total net assets............................................. $27,389,165
                                                                   ==========

NET ASSETS CONSIST OF THE FOLLOWING:
  Fund shares issued and outstanding............................. $26,652,503
  Net unrealized appreciation on investments.....................     635,810
  Accumulated undistributed net investment loss..................     (7,080)
  Accumulated undistributed net realized gains on investments....     107,932
                                                                   ----------
                                                                  $27,389,165
                                                                  ===========

NET ASSET VALUE PER SHARE:
  Net asset value, offering price and redemption price per share
  ($0.01 par value, 5,000,000,000 shares authorized,
  [$27,389,165 / 2,656,362 shares outstanding])..................      $10.31
                                                                       ======

    The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT                        10


                          ARTISAN SMALL CAP VALUE FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                            STATEMENT OF OPERATIONS
                        PERIOD ENDED DECEMBER 31, 1997*
                                  (UNAUDITED)

INVESTMENT INCOME:
  Interest.......................................................  $   40,702
  Dividends......................................................      68,795
                                                                   ----------
     Total investment income.....................................     109,497

EXPENSES:
  Advisory fees..................................................      61,064
  Transfer agent fees............................................      27,799
  Shareholder communications.....................................       6,584
  Custodian fees.................................................       3,944
  Accounting fees................................................       5,265
  Professional fees..............................................       7,563
  Registration fees..............................................      10,646
  Organizational costs...........................................       1,768
  Other operating expenses.......................................       1,000
                                                                     --------
     Total expenses before amounts waived by the Adviser.........     125,633
     Less amounts waived by the Adviser..........................     (9,056)
                                                                     --------
       Net expenses..............................................     116,577
                                                                     --------
       Net investment loss.......................................     (7,080)

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS - NET:
  Net realized gain on investments...............................     107,932
  Net increase in unrealized appreciation on investments.........     635,810
                                                                    ---------
       Net gain on investments...................................     743,742
                                                                    ---------
       Net increase in net assets resulting from operations......   $ 736,662
                                                                    =========

* For the period from commencement of operations (September 29, 1997) to December 31, 1997

    The accompanying notes are an integral part of the financial statements.

                                           11          SEMI-ANNUAL REPORT


                          ARTISAN SMALL CAP VALUE FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)
                                                               Period Ended
                                                               December 31,
                                                                  1997*
                                                                 -------
OPERATIONS:
  Net investment loss.......................................      $ (7,080)
  Net realized gain on investments..........................        107,932
  Net increase in unrealized appreciation on investments....        635,810
                                                                  ---------
    Net increase in net assets resulting from operations....        736,662

FUND SHARE ACTIVITIES:
  Proceeds from shares issued (2,993,974 shares)............     30,041,562
  Cost of shares redeemed (337,612 shares)..................    (3,389,059)
                                                                -----------
  Net increase in net assets resulting from fund
    share activities........................................     26,652,503
                                                                -----------

  Total increase in net assets..............................     27,389,165
    Net assets, beginning of period.........................              -
                                                                -----------
    Net assets, end of period...............................   $ 27,389,165
                                                                ===========


*For the period from commencement of operations (September 29, 1997)
 to December 31, 1997

    The accompanying notes are an integral part of the financial statements.


SEMI-ANNUAL REPORT                        12


                          ARTISAN SMALL CAP VALUE FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                  (UNAUDITED)
                                                                  Period Ended
                                                                  December 31,
                                                                     1997*
                                                                   ----------
Net asset value, beginning of period.............................    $10.00
Income from investment operations:
  Net investment loss............................................     (0.01)
  Net realized and unrealized gains on securities................      0.32
                                                                      -----
    Total from investment operations.............................      0.31
                                                                      -----

Net asset value, end of period...................................    $10.31
                                                                      =====

Total return**...................................................      3.1%

Ratios/supplemental data:
  Net assets, end of period (millions)...........................     $27.4
  Ratio of expenses to average net assets***.....................     1.93%
  Ratio of net investment loss to average net assets***..........   (0.12)%
  Portfolio turnover rate**......................................     9.40%
  Average commission rate per share..............................   $0.0438


  * For the period from commencement of operations (September 29, 1997) through December 31, 1997
 **  Not annualized
*** Annualized. The ratios of expenses to average net assets and net investment loss to average net assets include fees waived by the Adviser. Absent fees waived by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.08% and (0.27)%, respectively.

    The accompanying notes are an integral part of the financial statements.

                                    13                SEMI-ANNUAL REPORT


                          ARTISAN SMALL CAP VALUE FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

(1)Organization:
   The Artisan Small Cap Value Fund (the "Fund") is a series of Artisan Funds, Inc. which was incorporated on January 5, 1995 as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on September 29, 1997.

(2)Summary of significant accounting policies:
   The following is a summary of significant accounting policies of the Fund:
   (a) Security valuation - Each security is valued at the latest sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the latest bid price reported. Securities for which prices are not readily available, or which management believes the latest sales or bid price is not reflective of the fair value of the security, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.
   (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and
       2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.
   (c) Portfolio transactions - Security and shareholder transactions are recorded no later than the first business day after the trade date. Net realized gains and losses on common stocks are computed on specific security lot identification.
   (d) Use of estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   (e) Other - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is reported on the accrual basis. Generally accepted accounting principles require that certain differences between financial reporting and tax purposes be reclassified to capital stock.

(3)Transactions with affiliates:
   Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:


SEMI-ANNUAL REPORT                  14


                          ARTISAN SMALL CAP VALUE FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

          Average Daily Net Assets                  Annual Rate
          ------------------------                  -----------
          Less than $500 million                      1.000%
          $500 million to $750 million                0.975%
          $750 million to $1 billion                  0.950%
          Greater than $1 billion                     0.925%

   The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.
   Each director who is not an interested person of Artisan Funds, Inc. or the Adviser receives an annual retainer fee of $5,000, plus reimbursement of expenses related to their duties as director of the Fund. This fee will not be paid by the Fund until the Fund's second fiscal year of operations.
   The Adviser has undertaken to reimburse the Fund for any ordinary operating expenses in excess of (a) 2.00% of average net assets annually, plus (b) for any period during which the Fund does not pay a fee to its non-interested directors, an amount equal to the aggregate amount the Fund would have paid Artisan Funds' non-interested directors had the Fund been in its second or subsequent fiscal year of operations.

(4)Organizational costs and prepaid registration expenses:
   Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption. Registration expenses of the Fund are amortized over twelve months.

(5)Investment transactions:
   For the period ended December 31, 1997, the cost of purchases and the proceeds from the sales of investment securities (excluding short-term securities) were $26,611,076 and $1,734,249, respectively.

(6)Line of credit arrangements:
   Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which the Fund may borrow 10% of its net assets up to a maximum of $30 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each series of Artisan Funds, Inc., including the Fund, based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.75%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. The Fund made no borrowing under the line of credit during the period.



                          ARTISAN SMALL CAP VALUE FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)
(7)Income tax information:
   Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 1997, based on investment cost of $26,777,068 for federal tax purposes, is as follows:

      Aggregate gross unrealized appreciation on investments.....  $1,534,217

      Aggregate gross unrealized depreciation on investments.....    (910,716)
                                                                   ----------
      Net unrealized appreciation................................ $   623,501
                                                                   ==========

   The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

   SEMI-ANNUAL                            16


                                   (LOGO)
                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                              BOSTON MA 02266-8412
                                 1 800 344 1770



xxxxx


                                     (LOGO)

                                    ARTISAN
                                    MID CAP
                                      FUND

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1997

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.


                                   (LOGO)

                                                               February 20, 1998
Dear Fellow Shareholder,
We're pleased to provide you with this first semi-annual report for the Artisan Mid Cap Fund (Fund). While the report focuses on the six month period ended December 31, 1997, it also presents our outlook as we enter 1998.

THE FUND'S PERFORMANCE
From its inception on June 27, 1997 to December 31, 1997, the Artisan Mid Cap Fund rose 28.1%. This compares to a 15.9% increase for the Fund's benchmark index, the S&P 400. For the six month period ending December 31, 1997, Lipper Analytical Services ranked the Artisan Mid Cap Fund number 1 out of 271 mid-cap funds for total return. While we believe that mutual fund performance should be measured in years, not quarters, we are nevertheless pleased with the Fund's early performance and believe it reflects the potential of its investment process.
                       COMPARATIVE QUARTERLY PERFORMANCE


ARTISAN MID CAP FUND
TOTAL RETURN
     SINCE INCEPTION    28.1%

                            6/27/97      9/30/97        12/31/97
                            -------      -------        --------
ARTISAN MID CAP FUND        $10,000      $12,550        $12,814
S&P 400 Index               $10,000      $11,570        $11,595
Lipper Mid Cap Fund Index   $10,000      $11,410        $10,910

                                  1997
QUARTERLY                ----------------------
PERFORMANCE               9/30/97        12/31/97
------------               -------        -------
ARTISAN MID CAP FUND       25.5%           2.1%
S&P 400 Index              15.7%           0.5%
Lipper Mid Cap Fund Index  14.1%          -4.8%

This graph compares the results of $10,000 invested in the Artisan Mid Cap Fund on June 27, 1997 (the date the Fund began operations) with the S&P 400 Index and the Lipper Mid Cap Fund Index. The S&P 400 Index is an unmanaged, market-weighted index of 400 mid-cap companies. The Lipper Mid Cap Fund Index reflects the net asset value weighted return of the 30 largest mid-cap mutual funds. All returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.
                           1           SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS (CONTINUED)
The Artisan Mid Cap Fund was launched at a time of high and rising valuations, which reflected a very favorable economic environment: low and falling interest rates, subdued inflation and strong earnings gains. Conditions changed in October, however, when economic turmoil in Asia caused market volatility worldwide. And later in the quarter, a rash of earnings disappointments roiled the equity markets, as investors feared the start of a trend to slower earnings growth. The Fund's investment approach, however, helped it navigate the turbulent waters that equity investors periodically encounter as a matter of course.

OUR INVESTMENT APPROACH
In the Artisan tradition, we'd like to preface our review of the Fund's performance with an overview of our investment approach. After all, performance numbers reflect the thinking behind investment decisions.
 We seek mid-cap companies that possess "franchise characteristics" and whose stocks are selling at compelling valuations. This focus leads us to companies with superior business potential that are temporarily out of favor or misunderstood by investors. We try to identify these companies when they are experiencing a change dynamic that can leverage their inherent strengths.

This strategy rests on a few basic beliefs:
-An established franchise can bring a company significant, long-term competitive advantage, leading to more stable cash flow and, ultimately, higher valuations. "Franchise characteristics" could be proprietary technology, a leading brand or a dominant market share.
-A franchise company selling at a significant discount to its intrinsic value offers superior long-term investment potential. Thus, our assessment of "intrinsic value" - the price a strategic buyer would pay to own the whole company - is fundamental to our process. We attempt to buy stocks only at a large discount and sell when the price approaches intrinsic value.
-A franchise company selling at attractive valuations is typically experiencing a major change - new management, for instance, a restructuring, an acquisition or new product cycle. Positive change can serve as a catalyst to improved performance, higher earnings and, often, powerful, long-term market response. We actively seek such opportunities, hoping to identify as early as possible the potential for positive change.
-The mid-cap universe - where market caps range between $600 million and $6 billion - provides the most fertile ground for franchise companies trading at attractive prices. Large-cap franchise companies, because they are heavily followed and sponsored, tend to be priced efficiently. And small-cap companies typically do not yet possess meaningful franchise characteristics. Thus, the mid-cap universe is less efficient than the large-cap and more mature than the small-cap, and is populated by many companies whose franchise characteristics are emerging or poised to create powerful competitive advantages.

Like any equity investment, this Fund involves the risks of owning stocks. To help reduce those risks, we employ certain strategies. One is focusing on stocks that sell at significant discounts to their intrinsic value. Others are avoiding industry concentration and limiting the size of any holding to 5% of assets. We also pay strict attention to liquidity, and we continuously monitor and reappraise our holdings.

SEMI-ANNUAL REPORT                     2

LETTER TO SHAREHOLDERS (CONTINUED)

A REVIEW OF THE YEAR'S SECOND HALF
In the second half of 1997, the Artisan Mid Cap Fund outperformed the S&P 400 in both quarters: 25.5% vs. 15.7% in the third quarter; 2.1% vs. 0.5% in the fourth quarter.

Throughout the third quarter, mid-caps outperformed large-caps, as measured by the S&P 400 and S&P 500, respectively. In October, however, stocks of all sizes were jolted by the sudden emergence of deep and pervasive economic problems in Asia. October witnessed the largest one-day point drop in the history of the Dow Jones Industrials, and market volatility that extended throughout November. The problems in Asia - precipitous declines in the regions markets and the possible effects of their economic troubles on us - combined with high valuations and a slowing of earnings growth here changed the investment environment significantly. Despite the challenges, the Fund had a positive fourth quarter.

Shown below are our top gainers and losers for the 6-month period.

             TOP 5 GAINERS                            TOP 5 LOSERS
   ---------------------------------       ----------------------------------

 SECURITY                       %        SECURITY                         %
 --------                    ------      --------                      ------
 @Home                       119.3%      Cabletron Systems             -33.1%
 Peritus Software             62.5%      International Rectifier       -30.6%
 Equity Office Products       50.7%      Rational Software             -30.0%
 Platinum Technologies        48.2%      Barrick Gold                  -27.5%
 First Security               47.8%      Teradyne, Inc.                -25.8%

The top five gainers in the fund included stocks from a variety of industries. @Home is an internet provider and Peritus Software is a software firm with a year 2000 tool. Equity Office Products is a real estate investment trust (REIT) that owns commercial properties. Platinum Technologies provides software for corporate infrastructure and First Security is a regional bank in the mountain states.

Four of our bottom five performers were technology related firms as the fourth quarter crisis in Asia raised concerns over the earnings in this sector. While Barrick Gold, a gold mining and processing firm, fell as gold prices retreated.

                                    3                 SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS (CONTINUED)


PORTFOLIO CHARACTERISTICS
As of December 31, 1997, the Funds net assets were $9.7 million. The Fund held 63 stocks with a median market capitalization of $2.0 billion. On average, these stocks are growing at 19% a year, selling at 14 times 1998 earnings estimates and valued at 74% of our estimate of their intrinsic value. The Fund was 94.6% invested in stocks, which we consider fully invested.

            TOP TEN HOLDINGS
----------------------------------------
 COMPANY NAME                        %
 ------------                       ----
 Mettler-Toledo International       2.7
 Fiserv                             2.5
 Thermo Electron                    2.5
 Fortune Brands                     2.4
 Quorum Health Group                2.2
 Knoll, Inc.                        2.1
 Liberty Media                      2.1
 Trigon Healthcare                  2.0
 Franchise Financial                1.9
 Sybron International               1.9
 TOTAL                              22.3%

As shown in the following chart, the Fund's sectors are broadly diversified. Diversification across the economy not only enhances opportunity, it also serves to reduce investment risk.

                           SECTOR DIVERSIFICATION (%)
--------------------------------------------------------------------------------
                             WEIGHTING                               WEIGHTING
                             ----------                             ----------

 SECTOR                       12/31/97  SECTOR                       12/31/97
 -------------------------------------  --------------------------------------
 Business Services               4.0    Materials & Processing          6.9
 Conglomerate                    6.5    REIT/Property                   3.3
 Consumer Discretionary                 Software/
   & Services                   17.7    Telecommunications              3.4
 Consumer Staples                7.7    Technology                     11.7
 Energy                          7.7    Transportation Related          6.1
 Financial Services              6.2    Utilities                       2.6
 Healthcare                     10.8    Other assets less liabilities   5.4
                                         TOTAL      100.0%

SEMI-ANNUAL REPORT                     4


LETTER TO SHAREHOLDERS (CONTINUED)

Compared to our initial portfolio composition, at year end the Fund held increased positions in Technology, Consumer Discretionary and Services, Energy, Transportation Related and Utilities; and decreased exposure to Healthcare, Consumer Staples, Materials & Processing, Financial Services and REIT/property. These changes reflect two factors: opportunistic buying in beaten down sectors and a growing preference for companies that depend for their growth more on internal dynamics than on general economic conditions.

The second factor mentioned above is more typical of companies at the lower end of our capitalization range. Thus, as you'll see below, we've positioned the Fund accordingly. Over 70% of net assets are in companies with market caps of $3 billion or less.

                           MARKET CAP DIVERSIFICATION
                      ------------------------------------

                         Market Cap           Fund   S&P 400
                      (in $ billions)          (%)     (%)
                       -------------           ---     ---
                         0.0 to 0.5            0.0     2.2
                         0.5 to 1.0           16.0     9.4
                         1.0 to 2.0           32.3    25.5
                         2.0 to 3.0           22.3    19.5
                         3.0 to 4.0            8.4    16.3
                         4.0 to 5.0            6.1     9.7
                         5.0 to 6.0            2.8     6.7
                         6.0 to 7.0            5.1     2.7
                         7.0 to 8.0            0.0     4.1
                         Over 8.0              7.0     3.9
                           TOTAL             100.0%   100.0%

We invest in stocks, not stock markets; and we're long-term investors, not market timers. Nonetheless, we monitor trends in the economy and interest rates, assessing their likely effects on the equity markets.

OUTLOOK AND STRATEGY
Looking into 1998, we believe that inflation will remain subdued and that interest rates may go somewhat lower. We expect, however, that the robust corporate profit growth of the past three years will slow significantly. If it does, the effect on stocks would likely be a compression of valuations. We also expect the economies and markets of Asia to continue their destabilizing effect on markets here. To us, this all adds up to an uncertain, volatile market - one in which greater inefficiency will lead to greater opportunity.

                                5                     SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS (CONTINUED)


As always, we will focus on companies with "franchise characteristics" that offer significant long-term competitive advantage. And we'll seek to buy their stocks at compelling valuations. We'll also continue adding to positions that are depressed but still fundamentally attractive. In addition, we hope to add new names among defensive stocks - companies that can truly grow their sales, rather than relying on acquisitions or financial engineering for higher earnings. This strategy will likely lead us to smaller companies, whose internal dynamics make them less dependent on overall economic activity for their growth.

Because valuations will, as always, drive our decisions, we believe our particular investment discipline will do well in the market we foresee. It won't be dull, and we look forward to reporting our results.

Sincerely,
/s/ Andrew C. Stephens
Andrew C. Stephens
Portfolio Manager

SEMI-ANNUAL REPORT                      6

                              ARTISAN MID CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------
     Shares                                                             Market
      Held                                                              Value
--------------------------------------------------------------------------------
            COMMON STOCKS - 94.6%
            BUSINESS SERVICES - 4.0%
   4,300    Comdisco, Inc. - computer equipment leasing
               and services...................................... $   143,781
   5,000   *Fiserv, Inc. - administrative processing for
               financial institutions............................     245,625
                                                                   ----------
                                                                      389,406
            CONGLOMERATE - 6.5%
   6,300    Fortune Brands, Inc. - office supplies, golf equipment,
               spirits, plumbing.................................     233,494
   1,400    Loews Corporation - insurance, offshore drilling,
               tobacco...........................................     148,575
   5,500    Thermo Electron Corporation  - develops and
               commercializes technology.........................     244,750
                                                                    ---------
                                                                      626,819
            CONSUMER DISCRETIONARY
            & SERVICES - 17.7%
   2,000   *American Radio Systems Corporation - consolidator
               of radio towers ..................................     106,625
   4,700   *Autozone, Inc. - auto parts retailer ................     136,300
   7,500   *Century Communications Corporation - cable and
               cellular phone operator...........................      73,125
   4,500   *Fred Meyer, Inc. - western U.S. grocery stores ......     163,687
   8,000   *IMAX Corporation - developer of specialty movies
               and theaters......................................     176,000
   6,400   *Knoll, Inc. - high-end office furniture systems .....     205,600
   5,500   *Liberty Media Class A - cable television programming      199,375
   4,000   *Outdoor Systems, Inc. - billboard operator ..........     154,000
  13,000    Shaw Industries, Inc. - carpet manufacturer
               and retailer......................................     151,125
   4,000    Sinclair Broadcasting Group - radio and
               television stations...............................     186,500
   5,500   *U.S. West Media Group - U.S. and international
               cable infrastructure..............................     158,813
                                                                   ----------
                                                                    1,711,150

                                        7                    SEMI-ANNUAL REPORT
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     Shares                                                             Market
      Held                                                              Value
--------------------------------------------------------------------------------

            CONSUMER STAPLES - 7.7%
   8,500    Dial Corporation - soap and candle manufacturer .....     176,906
   6,500    First Brands Corporation - brand name
               household products................................     175,094
   5,500    Gallaher Group (ADR) - United Kingdom
               tobacco brands ...................................     117,219
   3,000    Interstate Bakeries - bread and snack producer ......     112,125
   6,500    Whitman Corporation - soft drink/beverage bottler
               and distributor...................................     169,406
                                                                    ---------
                                                                      750,750
            ENERGY - 7.7%
   3,000   *EVI, Inc. - premium drill pipe manufacturer .........     155,250
   4,900   *Noble Drilling Corporation - drilling rig operator ..     150,063
   4,900   *Oryx Energy Company - oil and gas
               exploration/production............................     124,950
   4,000    Sonat, Inc. - oil and gas
               exploration/production/distribution...............     183,000
   2,400    Tidewater, Inc. - drilling rig supply boats .........     132,300
                                                                   ----------
                                                                      745,563

            FINANCIAL SERVICES - 6.2%
   2,200    First American Corporation - Tennessee bank .........     109,450
   2,625    First Commerce of Little Rock - Arkansas bank .......     153,891
   2,500    First Security Corporation - western U.S. bank ......     104,688
   1,200    ITT Hartford Group - life and property insurance ....     112,275
   5,000    Pacific Century Financial Corporation -
               Hawaiian bank.....................................     123,750
                                                                    ---------
                                                                      604,054
            HEALTHCARE - 10.8%
   2,000   *Biochem Pharmaceutical, Inc. - AIDS and Hepatitis
               drug manufacturer.................................      41,750
   5,000    Dentsply International, Inc. - dental supply
               holding company...................................     152,500
   4,000   *North American Vaccine, Inc. - vaccines for children       99,750
   8,300   *Quorum Health Group, Inc. - suburban hospital
               holding company...................................     216,838
   3,100   *Steris Corporation - bacterial prevention products ..     149,575
   4,000   *Sybron International Corporation - dental and lab
               supply holding company............................     187,750
   7,500   *Trigon Healthcare, Inc. - Blue Cross/Blue Shield managed
               care company .....................................     195,937
                                                                    ---------
                                                                    1,044,100

SEMI-ANNUAL REPORT                     8

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     Shares                                                             Market
      Held                                                              Value
--------------------------------------------------------------------------------

            MATERIALS & PROCESSING - 6.9%
   3,600   *Mail-Well Holdings, Inc. - commercial printing and
               mailing holding company...........................     145,800
  15,000   *Mettler-Toledo International, Inc. - precision
               weighing instruments..............................     258,750
   3,500    Minerals Technology, Inc. - specialty chemicals for
            making ..............................................     159,031
   6,500   *Steel Dynamics, Inc. - steel producer ...............     104,000
                                                                     --------
                                                                      667,581
            REIT/PROPERTY - 3.3%
   3,500    Apartment Investors & Management Company -
               apartment complex management......................     128,625
   7,000    Franchise Financial Corporation - franchise
               restaurant lender.................................     189,000
                                                                     --------
                                                                      317,625
            SOFTWARE/TELECOMMUNICATIONS - 3.4%
  14,000   *Clearnet Communications - Canadian wireless
               phone operator ...................................     159,250
   8,000   *Loral Space & Communications - satellite
               manufacturer and operator.........................     171,500
                                                                     --------
                                                                      330,750
            TECHNOLOGY - 11.7%
   3,500   *American Power Conversion Company -
               un-interruptible power supplies...................      82,687
   2,000   *Aspen Technology Inc. - software for
               process manufacturing.............................      68,500
   3,500   *Cadence Design Systems, Inc. - tools for designing
               semi-conductors...................................      85,750
  11,500   *International Rectifier - semi-conductors for
               power conversion..................................     135,844
   3,300   *J.D. Edwards & Company - enterprise software ........      97,350
   5,500   *Kemet Corporation - producer of tantalum
               capacitors........................................     106,562
   3,000   *Kent Electronics Corporation - distributor of passive
               electronic components.............................      75,375
   4,000   *Platinum Technology, Inc. - software products for
               corporate computing...............................     113,000
   1,500   *Sanmina Corporation - manufacturer of
               backplane assemblies..............................     101,625
   4,500   *Teradyne, Inc. - semi-conductor testing
               equipment manufacturer............................     144,000
   3,500   *Xilinx, Inc. - programmable semi-conductor
               manufacturer......................................     122,719
                                                                   ----------
                                                                    1,133,412

                                      9                    SEMI-ANNUAL REPORT
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
    Shares                                                              Market
     Held                                                               Value
--------------------------------------------------------------------------------

            TRANSPORTATION RELATED - 6.1%
   6,400    C.H. Robinson World Wide - transportation and
               logistics company.................................     143,200
   4,900   *Hexcel Corporation - carbon graphite manufacturer
               for airplanes.....................................     122,194
   3,000   *Lear Corporation - interior seating systems
               for automobiles...................................     142,500
    ,500   *Titanium Metals Corporation - supplier to
               aerospace industry................................     187,687
                                                                     --------
                                                                      595,581
            UTILITIES - 2.6%
   3,000    Idaho Power Company - producer of
               electric power....................................     112,875
   5,600    Washington Water & Power Company - producer of
               electric power....................................     136,150
                                                                     --------
                                                                      249,025
                                                                     --------


               TOTAL COMMON STOCKS  (Cost $8,490,933)............  $9,165,816

------------------------------------------------------------------------------

     Par                                                            Market
    Amount                                                           Value
------------------------------------------------------------------------------

            SHORT TERM INVESTMENTS - 6.2%
$602,000    Repurchase agreement with State Street Bank and
            Trust Company, 5.0%, dated 12/31/97, due 1/2/98,
            maturity value $602,167, collateralized by $615,000
            par value U.S. Treasury Note, 5.625%, due 12/31/99
            (Cost $602,000) ..................................... $   602,000
                                                                   ----------
            Total investments - 100.8% (Cost $9,092,933) ........   9,767,816
            Other assets less liabilities - (0.8)% ..............    (75,326)
                                                                   ----------
            TOTAL NET ASSETS - 100.0% (**) ......................  $9,692,490
                                                                   ==========

  *  Non-income producing securities
 ** Percentages for the various classifications relate to total net assets ADR - American Depository Receipt
     The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT                        10



                              ARTISAN MID CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997
                                  (UNAUDITED)
ASSETS:
  Investments in securities, at value (cost $9,092,933)..........  $9,767,816
  Cash...........................................................         787
  Receivable from investments sold...............................      53,758
  Receivable from fund shares sold...............................      50,000
  Accrued interest...............................................          83
  Accrued dividends..............................................       3,933
  Organizational costs...........................................      34,026
  Receivable from Adviser........................................      68,708
                                                                    ---------
    Total assets................................................    9,979,111

LIABILITIES:
  Payable for investments purchased............................       170,217
  Payable for organizational costs.............................        34,026
  Payable to Adviser...........................................        68,708
  Payable for operating expenses...............................        13,670
                                                                    ---------
    Total liabilities..........................................       286,621
                                                                    ---------
    Total net assets...........................................    $9,692,490
                                                                    =========

NET ASSETS CONSIST OF THE FOLLOWING:
  Fund shares issued and outstanding..........................     $8,986,969
  Net unrealized appreciation on investments..................        674,883
  Accumulated undistributed net investment loss...............       (16,792)
  Accumulated undistributed net realized gains
     on investments...........................................         47,430
                                                                    ---------
                                                                   $9,692,490
                                                                    =========
NET ASSET VALUE PER SHARE:
  Net asset value, offering price and redemption price per share
  ($0.01 par value, 5,000,000,000 shares authorized,
  [$9,692,490 / 806,700 shares outstanding]).                          $12.01
                                                                       ======

    The accompanying notes are an integral part of the financial statements.

                                     11                    SEMI-ANNUAL REPORT


                              ARTISAN MID CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)


INVESTMENT INCOME:
  Interest..................................................         $ 18,937
  Dividends.................................................           38,012
                                                                     --------
     Total investment income................................           56,949

EXPENSES:
  Advisory fees.............................................           36,871
  Transfer agent fees.......................................           27,881
  Shareholder communications................................            4,335
  Custodian fees............................................            8,805
  Accounting fees...........................................           13,178
  Professional fees.........................................           14,436
  Registration fees.........................................           16,089
  Directors' fees...........................................            7,500
  Organizational costs......................................           11,334
  Other operating expenses..................................            2,020
                                                                     --------
     Total expenses before amounts waived by the Adviser....          142,449
     Less amounts waived by the Adviser.....................         (68,708)
                                                                     --------
       Net expenses ........................................           73,741
                                                                     --------
       Net investment loss .................................         (16,792)

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS - NET:
  Net realized gain on investments..........................          633,389
  Net increase in unrealized appreciation on investments....          674,883
                                                                    ---------
       Net gain on investments .............................        1,308,272
                                                                    ---------
       Net increase in net assets resulting from
          operations........................................       $1,291,480
                                                                    =========

    The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT                 12

                              ARTISAN MID CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months        Period
                                                        Ended           Ended
                                                     December 31,      June 30,
                                                        1997*           1997**
                                                        -----           -----
OPERATIONS:
  Net investment loss...............................    $(16,792)      $    -
  Net realized gain on investments..................      633,389           -
  Net increase in unrealized
    appreciation on investments.....................      674,883           -
                                                        ---------    --------
    Net increase in net assets resulting
      from operations..............................     1,291,480           -

DISTRIBUTIONS PAID TO
  SHAREHOLDERS:
  Net realized gains on investment transactions...      (585,959)           -

FUND SHARE ACTIVITIES:
  Proceeds from shares issued (645,938 and
    181,348 shares, respectively).................      7,434,315   1,813,477
  Net asset value of shares issued from reinvestment
    of distributions from net realized gains
    (45,922 and 0 shares, respectively)...........        539,582           -
  Cost of shares redeemed (66,508 and
    0 shares, respectively).......................      (800,405)           -
                                                        ---------   ---------
  Net increase in net assets resulting
    from fund share activities....................      7,173,492   1,813,477
                                                        ---------   ---------
  Total increase in net assets....................      7,879,013   1,813,477
    Net assets, beginning of period...............      1,813,477           -
                                                        ---------   ---------
    Net assets, end of period ....................     $9,692,490  $1,813,477

*  Unaudited
** For the period from commencement of operations (June 27, 1997)
   through June 30, 1997

    The accompanying notes are an integral part of the financial statements.
                                  13                        SEMI-ANNUAL REPORT
                                           14
                              ARTISAN MID CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             Six        Period
                                                        Months Ended    Ended
                                                        December 31,   June 30,
                                                            1997*      1997****
                                                            -----      --------

Net asset value, beginning of period..............         $10.00      $10.00
Income from investment operations:
  Net investment loss.............................         (0.02)           -
  Net realized and unrealized gains
    on securities.................................           2.82           -
                                                           ------       -----
    Total from investment operations..............           2.80           -
Distributions paid to shareholders:
   Net realized gains on investment
    transactions..................................         (0.79)           -
                                                           ------       -----
Net asset value, end of period....................         $12.01      $10.00
                                                           ======       =====
Total return**....................................          28.1%        0.0%
Ratios/supplemental data:
  Net assets, end of period (millions)............          $ 9.7       $ 1.8
  Ratio of expenses to average net assets***......          2.00%       0.00%
  Ratio of net investment loss to average
    net assets***.................................        (0.46)%       0.00%
  Portfolio turnover rate**.......................        105.07%       0.00%
  Average commission rate per share...............       $ 0.0483    $ 0.0000

  *  Unaudited
 **  Not annualized
*** Annualized. The ratios of expenses to average net assets and net investment loss to average net assets include fees waived by the Adviser. Absent fees waived by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 3.86% and (2.32)%, respectively.
**** For the period from commencement of operations (June 27, 1997)
     through June 30, 1997

     The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT                 14

                              ARTISAN MID CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)
(1)Organization:
   The Artisan Mid Cap Fund (the "Fund") is a series of Artisan Funds, Inc. which was incorporated on January 5, 1995 as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 27, 1997.

(2)Summary of significant accounting policies:
   The following is a summary of significant accounting policies of the Fund:
   (a) Security valuation - Each security is valued at the latest sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the latest bid price reported. Securities for which prices are not readily available, or which management believes the latest sales or bid price is not reflective of the fair value of the security, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.
   (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.
   (c) Portfolio transactions - Security and shareholder transactions are recorded no later than the first business day after the trade date. Net realized gains and losses on common stocks are computed on specific security lot identification.
   (d) Use of estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   (e) Other - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is reported on the accrual basis. Generally accepted accounting principles require that certain differences between financial reporting and tax purposes be reclassified to capital stock.

(3)Transactions with affiliates:
   Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

            Average Daily Net Assets             Annual Rate
            ------------------------              ----------
            Less than $500 million                 1.000%
            $500 million to $750 million           0.975%
            $750 million to $1 billion             0.950%
            Greater than $1 billion                0.925%

                                  15                        SEMI-ANNUAL REPORT

                              ARTISAN MID CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

   The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Fund for any ordinary operating expenses in excess of 2.00% of average net assets annually.
   Each director who is not an interested person of Artisan Funds, Inc. or the Adviser receives an annual retainer fee of $5,000, plus reimbursement of expenses related to their duties as director of the Fund.

(4)Organizational costs and prepaid registration expenses:
   Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption. Registration expenses of the Fund are amortized over twelve months.

(5)Investment transactions:
   For the six months ended December 31, 1997, the cost of purchases and the proceeds from the sales of investment securities (excluding short-term securities) were $14,445,195 and $6,587,651, respectively.

(6)Line of credit arrangements:
   Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which the Fund may borrow 10% of its net assets up to a maximum of $30 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund in the series of Artisan Funds, Inc., including the Fund, based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.75%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. The Fund made no borrowing under the line of credit during the period.

(7)Income tax information:
   Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 1997, based on investment cost of $9,101,476 for federal tax purposes, is as follows:

     Aggregate gross unrealized appreciation on investments......  $971,139
     Aggregate gross unrealized depreciation on investments ..... (304,799)
     Net unrealized appreciation................................. $ 666,340

  The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

SEMI-ANNUAL REPORT                  16

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                              BOSTON MA 02266-8412
                                 1 800 344 1770



xxxxx

                                    (LOGO)

                                    ARTISAN
                                 INTERNATIONAL
                                      FUND

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1997

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.

                                                               February 20, 1998
                                     (LOGO)

Dear Fellow Shareholder,
We are pleased to send you this semi-annual report for the Artisan International Fund (Fund). While the report focuses on the second half of 1997, it also addresses the full calendar year and presents our outlook for the months ahead.

THE FUND'S PERFORMANCE
The Artisan International Fund returned -4.8% for the six-month period ended December 31, 1997. This return exceeded those of the Fund's benchmark indexes: the Morgan Stanley EAFE Index, which returned -8.5% and the Lipper International Fund Index, which returned -5.9%. For calendar 1997, the Fund's return outpaced EAFE 3.5% to 1.8%, but lagged the Lipper Index, which rose 7.3%. However, as you can see below, the Fund's return since inception has greatly exceeded those of both indexes.




                                        COMPARATIVE QUARTERLY PERFORMANCE

              12/28/95  3/31/96  6/30/96  9/30/96  12/31/96  3/31/97  6/30/97  9/30/97  12/31/97
                                                                                        2
ARTISAN
INTERNATIONAL
FUND          $10,000   $10,910  $12,080  $12,220  $13,437   $14,153  $14,607  $14,839  $13,902

EAFE Index    $10,000   $10,289  $10,452  $10,439  $10,605   $10,439  $11,793  $11,710  $10,793

Lipper International
Fund Index    $10,000   $10,441  $10,868  $10,878  $11,443   $11,730  $13,043  $13,290  $12,274


                              1996                                 1997
QUARTERLY      -----------------------------------  ------------------------------------
PERFORMANCE    3/31/96  6/30/96  9/30/96  12/31/96  3/31/97  6/30/97  9/30/97   12/31/97
               -------  -------  -------  --------  -------  -------  -------   --------
ARTISAN
INTERNATIONAL
FUND             9.1%    10.7%     1.2%     10.0%     5.3%     3.2%     1.6%      -6.3%

EAFE Index       2.9%     1.6%    -0.1%      1.6%    -1.6%    13.0%    -0.7%      -7.8%

Lipper
International
Fund Index       4.4%     4.1%     0.1%      5.2%     2.5%    11.2%     1.9%      -7.6%


This graph compares the results of $10,000 invested in Artisan International Fund on December 28, 1995 (the date the Fund began operations), with Morgan Stanley's Europe, Australasia and Far East (EAFE) Index and Lipper International Fund Index. EAFE is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset value weighted return of the 30 largest international equity funds. All returns include net reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.


                             1                     SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS (continued)

OUR INVESTMENT APPROACH
As is our custom, we would like to review our investment approach before discussing details of the Fund's recent performance. Because there are a number of approaches to international investing, we believe investors should understand how a fund achieves its returns.

The Artisan International Fund invests in a broadly diversified portfolio of international growth stocks, concentrating on industries and countries that have accelerating growth prospects and companies that can capitalize on that growth. The Fund's style can be characterized as "top-down and bottom-up," meaning that country selection and stock selection are both fundamental to our process. However, country exposures are typically a residual of stock selection.

OUR APPROACH HAS FOUR BASIC ELEMENTS:
COUNTRY AND INDUSTRY FOCUS. We first search for countries and industries that are providing a good environment for growth. This includes economies where development is accelerating, as well as those becoming more competitive or benefiting from economic stimulus. These countries and industries are where we focus our search for stocks. Although the Fund holds some stocks from emerging countries, these holdings are very modest - a minor aspect of our overall strategy. Importantly, we do not consider the index weighting of countries as part of our process. We will not, for example, maintain a large position in Japan simply because it represents a large portion of the EAFE Index. This approach differentiates the Fund from many of its peers.

BROAD THEMES. Management often identifies one or more broad themes that influence both its country allocation and stock selection. At the moment, for example, the Fund is positioned to benefit from the trends to deregulation in Europe and privatization in Latin America.

STOCK SELECTION. Having identified countries, industries and themes that provide environments for growth, we look for companies best able to capitalize on this potential. Our portfolio management team travels widely, meeting with company managements and conducting fundamental research. We look for well-managed companies in good financial condition, with strong market shares and a reputation for competence and integrity. To be considered by us, stocks must sell at attractive prices relative to their local markets. We avoid stocks that are trading at unsustainable or unusually high valuations. Because of this focus on valuation analysis, our stock selection style has been characterized as "growth at a price." Our final country weightings are a residual of our stock selection - the number of good investments we find in a particular area determines our exposure to that area.

RISK REDUCTION. International markets can be volatile; so the management of risk is a major consideration in any decision. Broad diversification - across many regions, countries, industries and companies - is a fundamental aspect of risk management. Although diversification cannot eliminate risk, it can cushion the impact of a decline in one or more parts of the portfolio. As further elements of risk reduction, we monitor the size of individual positions, trading liquidity, exposure to individual countries and emerging markets.

AS WE'VE DONE BEFORE, WE URGE YOU TO VIEW THIS FUND AS A LONG-TERM INVESTMENT. BECAUSE FOREIGN MARKETS CAN BE VOLATILE, THE FUND MAY EXPERIENCE WIDE PERFORMANCE SWINGS ON A SHORT-TERM BASIS. WHILE WE MANAGE THE FUND


SEMI-ANNUAL REPORT           2

LETTER TO SHAREHOLDERS (continued)

TO DAMPEN THIS VOLATILITY, WE CANNOT ELIMINATE IT. ACCORDINGLY, WE SUGGEST YOU USE THIS FUND AS PART OF A DIVERSIFIED PORTFOLIO, AND ONLY IF YOU CAN ACCEPT THE POSSIBILITY OF SHORT-TERM LOSS.

A REVIEW OF 1997: THE YEAR'S FIRST HALF
For the six months ending June 30, the Fund rose 8.7%, underperforming the 11.2% gain by the EAFE Index and the 14.0% gain by the Lipper International Fund Index. Helped by low interest rates in Europe, the Fund returned 5.3% in the first quarter, handily beating both the EAFE and Lipper Indexes, which returned -1.6% and 2.5%, respectively. In the second quarter, however, the Fund trailed both Indexes, with a 3.2% return versus 13.0% for EAFE and 11.2% for Lipper. The second quarter's underperformance largely reflected our continued cautious approach to Japan, whose market surged 23.5%. In previous quarters, our posture toward Japan had benefited the Fund substantially, and the Nikkei's rise seemed anomalous to us in light of what we regarded as an increasingly fragile economy.

THE YEAR'S SECOND HALF
For international investors, the second half of 1997 was a difficult period. The culprit was economic and equity market turmoil throughout Asia. Currency declines and devaluations...overextended banks and a consequent credit crunch...major bankruptcies...intransigent governments...international bailouts - all contributed to precipitous market declines throughout the region.

We avoided much of this carnage through our early reduction to Asian exposure. On December 31, our Asian holdings were 11.6% of assets, down from 25.2% on June
30. We were also helped by our attention to valuation. Working against us, however, was our exposure to smaller-cap stocks and our policy of not hedging currencies.

                  REGION/COUNTRY ALLOCATION
-------------------------------------------------------------
REGION/COUNTRY     WEIGHTING   REGION/COUNTRY                 WEIGHTING
---------------    ---------   --------------                 --------
United Kingdom        12.9%    Hong Kong                          6.1%
Switzerland           11.8%    Japan                              4.0%
Germany               11.0%    Singapore                          0.9%
Denmark                7.3%    Philippines                        0.2%
Italy                  4.6%    Thailand                           0.2%
Portugal               4.6%    Indonesia                          0.2%
Norway                 4.4%                                      -----
Netherlands            4.3%      Asia/Pacific Total              11.6%
Finland                3.8%
                               Mexico                             6.4%
                               Brazil                             6.4%
France                 3.2%                                      -----
Spain                  2.3%      Latin America Total             12.8%
Ireland                0.7%
Austria                0.5%    Canada                             2.2%
Hungary                0.2%                                      -----
                      -----      North America Total              2.2%
 Europe Total         71.6%
                                 Other assets less liabilities    1.8%
                               TOTAL                            100.0%


                             3                     SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS (continued)

Fear of economic fallout from Asia caused volatility in virtually all overseas markets. It was, however, much less severe and shorter-lived. In Europe, for example, where we have our largest exposure, markets rebounded from double-digit drops in a matter of weeks, enabling us to hold onto many sizeable gains. Nonetheless, our unhedged portfolio with its meaningful small-cap exposure ran into a headwind propelled by both a strengthening dollar and markets that clearly favored larger companies.

As always, we emphasized stock selection and broad geographic diversification. Our 20 top performing stocks came from 13 countries and a number of different regions. We deliberately avoid making large, concentrated bets on certain countries to enhance performance; that strategy would add an element of risk that we find unacceptable. Instead, we hope to insulate the overall portfolio from volatility in any individual market. On December 31, the Fund owned 78 stocks in 23 countries. Below are the Fund's top gainers and losers for the period.

-------------------------------------------------------------------------------
            TOP 5 GAINERS                          TOP 5 LOSERS
-----------------------------------     ---------------------------------------
 SECURITY          COUNTRY     %        SECURITY            COUNTRY         %
 --------          -------    -----     --------            -------      ------
 Colt Telecom      United     85.3%     Srithai Superware   Thailand     -95.1%
 Group             Kingdom

 Merkantil Data    Norway     59.6%     Bankard, Inc.       Philippines  -76.2%

 Credito Italiano  Italy      49.0%     Sona Topas Tourism  Indonesia    -75.8%

 Sigma BCP         Mexico     40.3%     Engineering         Philippines  -71.7%
                                        Equipment

 Seguros           Mexico     36.5%     The Pizza PLC       Thailand     -65.6%
 Comercial
 America
-------------------------------------------------------------------------------

Colt Telecom Group (Colt), our top gainer, exemplifies both the type of stock we like and the vast potential we see in Europe through deregulation. Governments in Europe are deregulating the telecommunications industry. Colt provides local telephone service to London, Paris, Hamburg and other major European cities. The company's primary customers are corporations and governments, and sales are growing rapidly. As Colt expands its all-fiber network, we expect earnings to surge, aided by a major cost advantage over the highly inefficient telecom monopolies still operating in most European countries. Because we were relatively early in spotting its potential, we were able to purchase Colt at a very favorable price. This stock made a strong contribution to performance during a difficult period. As for our top five losers, they each fell victim to the "Asian flu" that devastated the Pacific Rim after Thailand devalued their currency this summer.

PORTFOLIO CHARACTERISTICS
On December 31, 1997, total assets in the Fund were $322.5 million. The Fund held 78 stocks with a median market cap of $967 million and weighted average market cap of $9.8 billion. Based on 1998 estimates, the Fund's weighted average P/E of 15.2X was quite modest compared to its weighted average growth rate of 22%. We believe this highly favorable comparison demonstrates our continued attention to valuation. At year-end, we were 98.2% invested in stocks, which we consider to be fully invested.

To enhance performance potential while reducing the overall level of risk, the Fund is diversified across 18 industries. Our current emphasis on financial services, particularly

SEMI-ANNUAL REPORT                     4

LETTER TO SHAREHOLDERS (continued)

-------------------------------------------------------------------------------
                          INDUSTRY DIVERSIFICATION (%)

                          WEIGHTING                                  WEIGHTING
                          ----------                                 ----------
                          12/31 6/30                                12/31  6/30
 INDUSTRY                 1997  1997    INDUSTRY                     1997  1997
 --------                 ----  ----    --------                     ----  ----
 Banking                  24.4 17.9     Multi-Industry                3.9  6.8

 Broadcast/Publishing      6.8  7.2     Retailing                     2.6  6.5

 Business &Public
   Services                4.3  4.1     Software                      5.2  4.8

 Capital Spending          2.9  2.0     Special Financial             4.8  5.2

 Construction/Housing      2.0  2.8     Technology                    2.0  2.3

 Consumer Cyclicals        3.5  8.7     Telecommunications           14.5  8.5

 Consumer Staples/Service  1.4  0.9     Transportation/Distribution   4.5  1.5

 Food/Restaurants          3.6  3.3     Utilities                     2.8  3.7

 Health Care Services      7.7 10.7

 Mining/Metals             1.3  1.1     Other assets less liabilities 1.8  2.0

                                                                TOTAL   100.0%
--------------------------------------------------------------------------------

in Europe, reflects our belief in the synergistic potential of several factors: low interest rates throughout Europe, the emergence of a single market united by a single currency and the consolidation of the continent's banking industry. As you can see, we also have a large commitment to telecommunications. Throughout the world, deregulation and privatization are transforming this industry, creating myriad investment opportunities. As has been constant since our inception, our top ten holdings reflect our commitment to diversification - no single stock represents more than 3.8% of the portfolio.


 -----------------------------------------------------------------
                        TOP TEN HOLDINGS

 COMPANY NAME                           COUNTRY                 %
 ------------                           -------                ---
 Credit Suisse Group                    Switzerland            3.8
 Union Bank of Switzerland              Switzerland            3.6
 CLF-Dexia France                       France                 3.2
 Colt Telecom Group                     United Kingdom         3.1
 Novartis                               Switzerland            2.8
 Cia Riograndense Telecom               Brazil                 2.7
 Schibsted                              Norway                 2.4
 Bayerische Hypotheken                  Germany                2.4
 The Corporate Services Group           United Kingdom         2.3
 Vest-Wood                              Denmark                2.3

 TOTAL                                                        28.6%
-------------------------------------------------------------------

                             5                     SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS (continued)

OUTLOOK AND STRATEGY
In 1998, we intend to maintain our fundamental strategy. From among the economies and industries that seem most conducive to growth, we will search for growing, well-managed companies whose stocks are selling at attractive valuations.

We are still extremely positive on Europe, which we believe offers its greatest investment potential in a generation. The reasons are many: broad-based privatization and deregulation, increasing competition, merger activity and a burgeoning commitment to enhancing shareholder value. In addition, interest rates are low in Europe, it will soon realize the benefits of a unified market, and equity valuations are much more reasonable than ours. Understandably, we see the potential in European equities as similar to that of U.S. stocks fifteen years ago.

In Asia, we still favor Hong Kong. Its strong currency and banking system, among other factors, help to insulate Hong Kong from the region's economic problems. And Hong Kong's deepening ties with China offer tremendous long-term potential. We'll continue to be wary of Japan. Its fragile banking system, over-regulated economy and sudden eruption of major bankruptcies all suggest that watching and waiting are in order.

We'll also continue to stay away from Asia's smaller markets - Indonesia, Korea, the Philippines and Thailand - until we've seen a durable bottoming process. While there appears to be some attractive values, it seems too early to assess choices based on corporate fundamentals. We prefer to wait for the second shoe to fall. In late 1994, when Mexico's market faltered, this was the process we followed - with good success. Thus, we'll again wait for both an end to volatility and the renewed ability to assess investment value based on fundamentals.

In our own hemisphere, Brazil and Mexico still look promising. In both countries, foreign investment continues to be heavy, and privatization is creating investment opportunity. In Mexico, moreover, the economy grew 7.3% last year, accompanied by robust job creation and a strengthening of the country's restructured banking system. And in Brazil, inflation remains subdued, and the privatization process continues at a rapid rate.

Thank you for your investment in the Artisan International Fund. We will do our best to reward your confidence in us.

Sincerely,

/S/ Mark L. Yockey

Mark L. Yockey
Portfolio Manager

Effective July 1, 1997, the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.

SEMI-ANNUAL REPORT           6


                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

-------------------------------------------------------------------------------
    Shares                                                            Market
     Held                                                             Value
-------------------------------------------------------------------------------
                COMMON AND PREFERRED STOCKS - 98.2%
                AUSTRIA - 0.5%
      218,520  *Scala Business Solutions - resource
                planning software................................   $1,453,167
       91,050  *Scala Business Solutions Warrants
                  (3/31/1999) - resource planning software ......      129,747
       91,050  *Scala Business Solutions Warrants
                  (3/31/2001) - resource planning software ......       81,224
                                                                     ---------
                                                                     1,664,138

                BRAZIL - 6.4%
   15,490,000   Cia de Saneamento Basico de Estado de Sao Paulo -
                  water and sewage utility ......................    3,678,016
    7,136,100  *Cia Riograndense Telecom - Preferred -
                  telecommunications ............................    8,791,844
1,010,600,000   Fertilizantes Fosfatados SA Fosfertil - Preferred -
                  phosphatic mining and fertilizer ..............    4,246,865

    9,200,000   Light-Servicos de Electricidade S/A - electric
                  utility .......................................    3,832,997
                                                                    ----------
                                                                    20,549,722

                CANADA - 2.2%
      400,000  *Metronet Communications Company (ADR) -
                  telecommunications ............................    6,950,000


                DENMARK - 7.3%
       33,694  *Jyske Bank - banking ............................    4,106,086
        8,438   NESA AS - electrical utility ....................    1,416,206
      142,000  *Olicom ADR - computer network equipment .........    3,674,250
      120,000  *Sydbank A/S - banking and financial services ....    6,830,222
       88,500   Vest-Wood A/S - furniture manufacturer ..........    7,426,772
                                                                    ----------
                                                                    23,453,536
                FINLAND - 3.8%
       48,000   Nokia Corporation (ADR) -
                  telecommunications equipment ..................    3,360,000
       60,000   Orion - Yhtyma Oy - pharmaceuticals .............    1,585,045
      196,800  *Silja Oy AB - passenger and cargo ship operator .      833,998
      265,000   Talentum Oy - information technology publisher ..    3,257,230
       28,900   TT Tieto Oy - computer data services ............    3,250,021
                                                                    ----------
                                                                    12,286,294
                FRANCE - 3.2%
       90,000   CLF-Dexia France - banking and financial
                  services ......................................   10,422,863


                                     7                      SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)
-------------------------------------------------------------------------------
    Shares                                                            Market
     Held                                                             Value
-------------------------------------------------------------------------------
                GERMANY - 11.0%
       45,000   Altana AG - pharmaceuticals .....................    3,089,302
      160,000   Bayerische Hypotheken -
                  Und Wechselbank AG - banking ..................    7,809,000
      100,000   Deutsche Bank AG - commercial banking ...........    7,059,674
       75,000  *ESG RE Ltd. (ADR) - life/health insurance .......    1,762,500
       18,950   KSB AG - Vorzug - Preferred - machinery and
                  pump manufacturer .............................    4,213,569
      250,000   Lufthansa AG - airline ..........................    4,794,463
      190,567  *Marseille-Kliniken AG - health care services ....    2,065,681
        8,500   Volkswagen AG - automobile manufacturer .........    4,781,678
                                                                    ----------
                                                                    35,575,867
                HONG KONG - 6.1%
      600,000  *Beijing Enterprises Holdings Ltd. -
                  multi-industry ................................    1,540,844
    3,000,000   China Foods Holdings Ltd. - food processing .....      987,224
   11,462,000   Dongfang Electrical Machinery Company Ltd. -
                  electrical generators .........................    1,671,449
    8,961,033   Founder Hong Kong Limited - software
                  development ...................................    5,550,776
    7,000,000   Glorious Sun Enterprises - men's and
                  women's apparel ...............................    1,829,268
   16,000,000   Guangzhou Investment - multi-industry  ..........    3,324,300
    7,478,000   Harbin Power Equipment Company Ltd. - hydro and
                  thermal power equipment .......................      907,126
    1,380,000   Wing Hang Bank Ltd. - banking and
                  financial services ............................    3,900,116
                                                                    ----------
                                                                    19,711,103
                HUNGARY - 0.2%
      100,000  *Euronet Services, Inc. (ADR) - European
                  ATM network  ..................................      775,000

                INDONESIA - 0.2%
    3,305,000   Sona Topas Tourism - duty free retailing               510,773

                IRELAND - 0.7%
      141,724   Bank of Ireland - banking and financial
                  services.......................................    2,182,563

                ITALY - 4.6%
    1,685,000   Credito Italiano SPA - banking and financial
                  services.......................................    5,195,972
      433,100  *De Rigo SPA (ADR) - optical frames ..............    2,706,875
      400,000   Telecom Italia Savings Shares SPA -
                  telecommunications services....................    1,763,708
      800,000   Telecom Italia SPA - telecommunications
                  services.......................................    5,110,232
                                                                   -----------
                                                                    14,776,787

SEMI-ANNUAL REPORT                      8

SCHEDULE OF INVESTMENTS (continued)
-------------------------------------------------------------------------------
    Shares                                                            Market
     Held                                                             Value
-------------------------------------------------------------------------------
                 JAPAN - 4.0%
      400,000    Banyu Pharmaceutical Co. Ltd. - pharmaceuticals   4,411,427
       70,000    Circle K Japan Co. - convenience stores ........  3,350,693
       16,700    Nichiei Co. Ltd. - consumer finance ............  1,777,820
      150,000    Sankyo Co. Ltd. - pharmaceuticals ..............  3,388,987
                                                                  ----------
                                                                  12,928,927

                 MEXICO - 6.4%
      399,300    Empresas (ICA) Sociadad Controladora S.A. de C.V
                    (ADR) - commercial construction..............  6,563,494
    1,676,489    Grupo Financiero Inbursa S.A. de C.V. -
                    brokerage, insurance and financial services..  6,855,107
      877,500   *Seguros Comercial America - insurance ..........  3,588,068
      241,100    Sigma BCP - food producer ......................  3,659,594
                                                                   ---------
                                                                  20,666,263
                 NETHERLANDS - 4.3%
      110,000    Bennf - Benckiser - home cleaning products......  4,551,574
      150,000    Cap Gemini NV - computer software...............  5,111,829
      111,234    KLM Royal Dutch Air Lines NV - airline..........  4,114,394
                                                                  ----------
                                                                  13,777,797
                 NORWAY - 4.4%
      150,000  * Computer Advances Group ASA -
                    hardware and software........................  1,249,018
      569,800    Radio P4 - radio stations.......................  5,014,623
      460,000    Schibsted ASA - newspaper publisher.............  7,878,632
                                                                  ----------
                                                                  14,142,273

                 PHILIPPINES - 0.2%
   17,753,000  * Bankard, Inc. - credit card provider............    666,285


                 PORTUGAL - 4.6%
      130,500  * Investec Consultoria Internacional, SA -
                    newspaper publisher..........................  3,864,303
      100,600    Portugal Telecom SA - telecommunications........  4,667,884
       58,000  * Telecel-Comunicacaoes Pessoais, SA - cellular
                    phone service ...............................  6,179,734
                                                                  ----------
                                                                  14,711,921

                 SINGAPORE - 0.9%
      600,000    Jardine Matheson Holdings Ltd. (ADR) -
                    multi-industry...............................  3,060,000


                 SPAIN - 2.3%
      300,000    Banco Central Hispanoamericano, S.A. -
                    banking services.............................  7,305,546


                                     9                    SEMI-ANNUAL REPORT

  SCHEDULE OF INVESTMENTS (continued)
-------------------------------------------------------------------------------
    Shares                                                            Market
     Held                                                             Value
-------------------------------------------------------------------------------

            SWITZERLAND - 11.8%
   79,500   Credit Suisse Group - banking and financial
             services............................................ 12,296,058
    5,500   Novartis AG - pharmaceuticals........................  8,920,750
   12,000   Publigroupe SA - advertising sales...................  2,619,764
   34,000   Swisslog Holding AG - factory automation systems.....  2,501,369
    8,000   Bank of Switzerland - banking and
             financial services.................................. 11,563,099
                                                                  ----------
                                                                  37,901,040

            THAILAND - 0.2%
  334,300   The Pizza PLC - fast food restaurant franchise.......    590,145
  972,200   Srithai Superware PLC - consumer plastic products....    107,013
                                                                     -------
                                                                     697,158

            UNITED KINGDOM - 12.9%
  989,900 * Colt Telecom Group PLC - telecommunications            9,999,351
2,125,000   The Corporate Services Group PLC -
             employment services.................................  7,434,366
  450,000   D.F.S. Furniture Company PLC - home furniture
             manufacturer and retailer...........................  3,843,450
  396,600 * Ethical Holdings PLC (ADR) - pharmaceuticals           1,239,375
3,400,000 * Freepages Group PLC - telephone classified
             information services................................  1,787,040
  700,000    General Electric Company PLC -
             diversified manufacturer............................  4,535,764
  300,000   Johnson Matthey PLC - electronic materials...........  2,685,487
  400,000   Select Appointments Holdings PLC -
             employment services.................................  3,679,200
  445,000   Whitbread PLC - restaurants and brewing..............  6,534,358
                                                                  ----------
                                                                  41,738,391

            TOTAL COMMON AND PREFERRED STOCKS
            (Cost $316,661,002)................................ $316,454,247



SEMI-ANNUAL REPORT                              10

SCHEDULE OF INVESTMENTS (continued)
-------------------------------------------------------------------------------
    Par                                                                Market
   Amount                                                               Value
-------------------------------------------------------------------------------
             SHORT TERM INVESTMENTS - 1.6%
 $5,303,000  Repurchase agreement with State Street Bank and Trust
              Company, 5.0%, dated 12/31/97, due 1/2/98, maturity value $5,304,473, collateralized by $5,420,000 par value
              U.S. Treasury Note, 5.625%, due 12/31/99
              (Cost $5,303,000).................................    $ 5,303,000
                                                                    -----------

             TOTAL INVESTMENTS - 99.8% (Cost $321,964,002)......    321,757,247

             OTHER ASSETS LESS LIABILITIES - 0.2%...............        755,653
                                                                   ------------
             TOTAL NET ASSETS - 100.0% (**).....................   $322,512,900
                                                                   ============
        * Non-income producing securities
       ** Percentages for the various classifications relate to total net assets

          ADR - American Depository Receipt


 The accompanying notes are an integral part of the financial statements.

                                        11                   SEMI-ANNUAL REPORT


                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                           PORTFOLIO DIVERSIFICATION
                               DECEMBER 31, 1997
                                  (UNAUDITED)



                                   Market Value       Percent
                                   ------------       ------
Banking                           $ 78,671,199         24.4%
Broadcast/Publishing                21,801,828          6.8
Business & Public Services          13,733,330          4.3
Capital Spending                     9,293,513          2.9
Construction/Housing                 6,563,494          2.0
Consumer Cyclicals                  11,377,235          3.5
Consumer Staples/Service             4,551,574          1.4
Food/Restaurants                    11,771,321          3.6
Health Care Services                24,700,567          7.7
Mining/Metals                        4,246,865          1.3
Multi-Industry                      12,460,908          3.9
Retailing                            8,397,609          2.6
Software                            16,825,782          5.2
Special Financial                   15,424,780          4.8
Technology                           6,359,737          2.0
Telecommunications                  46,822,753         14.5
Transportation/Distribution         14,524,533          4.5
Utilities                            8,927,219          2.8
                                   -----------         ----
Total common and preferred stocks  316,454,247         98.2
Total short term investments         5,303,000          1.6
                                   -----------         ----
Total investments                  321,757,247         99.8
Other assets less liabilities          755,653          0.2
                                   -----------         ----
  Total net assets                $322,512,900        100.0%
                                   ===========         ====



 The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT                   12



                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997
                                  (UNAUDITED)

ASSETS:
  Investments in securities, at value (cost $321,964,002)......  $321,757,247
  Cash.........................................................           230
  Receivable from investments and foreign currency sold........       953,668
  Receivable from fund shares sold.............................       890,207
  Accrued interest ............................................           737
  Accrued dividends ...........................................       512,206
  Organizational costs.........................................        21,960
                                                                  -----------
    Total assets................................................  324,136,255

LIABILITIES:
  Payable for investments and foreign currency purchased.......     1,414,553
  Payable for withholding tax liability........................        14,729
  Payable for organizational costs.............................        21,960
  Payable for operating expenses...............................       172,113
                                                                  -----------
    Total liabilities..........................................     1,623,355
                                                                  -----------
    Total net assets...........................................  $322,512,900
                                                                  ===========

NET ASSETS CONSIST OF THE FOLLOWING:
  Fund shares issued and outstanding...........................  $327,105,363
  Net unrealized depreciation on investments
    and foreign currency transactions..........................     (217,642)
  Distributions in excess of net investment income.............   (3,158,028)
  Distributions in excess of net realized gains on sales of
    investments and foreign currency related transactions......   (1,216,793)
                                                                 -----------
                                                                $322,512,900
                                                                 ===========
INTERNATIONAL SHARES:
  Net assets................................................... $270,613,595
  Shares authorized ($0.01 par value)..........................5,000,000,000
  Shares issued and outstanding................................   21,717,177
  Net asset value, offering and redemption price per share.....       $12.46
                                                                       =====
INSTITUTIONAL SHARES:
  Net assets..................................................  $ 51,899,305
  Shares authorized ($0.01 par value)......................... 5,000,000,000
  Shares issued and outstanding...............................     4,168,830
  Net asset value, offering and redemption price per share....        $12.45
                                                                       =====


 The accompanying notes are an integral part of the financial statements.

                                        13                 SEMI-ANNUAL REPORT



                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)


INVESTMENT INCOME:
  Interest....................................................... $ 136,712
  Dividends (net of foreign taxes withheld of $179,364).......... 1,755,141
                                                                  ---------
     Total investment income..................................... 1,891,853

EXPENSES:
  Advisory fees.................................................. 1,995,259
  Transfer agent fees:
     International Shares........................................   369,668
     Institutional Shares........................................     4,843
  Custodian fees.................................................   243,996
  Registration fees..............................................     7,737
  Shareholder communications:
     International Shares........................................    53,261
     Institutional Shares........................................     1,513
  Professional fees..............................................    20,058
  Accounting fees................................................    36,533
  Directors' fees................................................     7,500
  Organizational costs...........................................     3,660
  Other operating expenses.......................................    24,893
                                                                  ---------
     Total expenses.............................................. 2,768,921
                                                                  ---------
     Net investment loss......................................... (877,068)


REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS - NET:
  Net realized gain (loss) on:
     Investments...............................................  16,380,111
     Foreign currency related transactions.....................   (724,290)
                                                                 ----------
                                                                 15,655,821
  Net increase in unrealized (depreciation) appreciation on:
     Investments...............................................(34,187,012)
     Foreign currency related transactions.....................      31,852
                                                                -----------
                                                               (34,155,160)
                                                               ------------
     Net loss on investments...................................(18,499,339)
                                                               -----------
     Net decrease in net assets resulting from operations.....$(19,376,407)
                                                               ===========

 The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT                   14



                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                       STATEMENT OF CHANGES IN NET ASSETS



                                              Six Months Ended   Year ended
                                                December 31,      June 30,
                                                   1997*             1997
                                                -----------     -----------
OPERATIONS:
  Net investment (loss) income................  $ (877,068)     $ 2,615,087
  Net realized gain (loss) on:
    Investments...............................   16,380,111      11,001,981
    Foreign currency related transactions.....    (724,290)       (419,819)
  Net increase in unrealized (depreciation)
      appreciation on:
    Investments............................... (34,187,012)      30,260,301
    Foreign currency related transactions.....       31,852        (31,194)
                                                -----------      ----------
    Net (decrease) increase in net assets
      resulting from operations............... (19,376,407)      43,426,356

DISTRIBUTIONS PAID TO
  SHAREHOLDERS:
  Net investment income:
    International Shares......................  (4,035,316)       (237,011)
    Institutional Shares......................    (823,369)               -
  Net realized gains on investment transactions:
    International Shares...................... (23,067,732)     (1,238,614)
    Institutional Shares......................  (4,236,936)               -
                                               ------------     -----------
    Total distributions paid to shareholders.. (32,163,353)     (1,475,625)

FUND SHARE ACTIVITIES:
  Net (decrease) increase in net assets resulting
    from fund share activities................  (75,127,410)    335,717,641
                                               ------------    ------------
    Total (decrease) increase in net assets... (126,667,170)    377,668,372
    Net assets, beginning of period...........  449,180,070      71,511,698
                                               ------------    ------------
    Net assets, end of period................. $322,512,900    $449,180,070
                                               ============    ============
*     Unaudited

 The accompanying notes are an integral part of the financial statements.

                                       15                SEMI-ANNUAL REPORT


                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                             Six months ended         Year ended    Period ended
                               December 31,            June 30,       June 30,
                                  1997<F1>               1997         1996<F5>
                        Institutional International  International International
                            Shares       Shares         Shares        Shares
                            ------       ------         ------        ------
Net asset value,
  beginning of period        $14.48       $14.48         $12.08       $10.00
Income from investment
  operations:
  Net investment (loss)
     income                  (0.02)<F4>    (0.03)<F4>      0.07         0.04
  Net realized and
     unrealized (losses)
     gains on securities
     and foreign currency
     held                    (0.66)       (0.66)           2.44         2.04
                             -----        -----           -----        -----
     Total from investment
       operations            (0.68)       (0.69)           2.51         2.08
Distributions paid to
  shareholders:
  Net investment income      (0.22)       (0.20)         (0.02)           -
  Net realized gains on
     investment transactions (1.13)       (1.13)         (0.09)           -
                             -----        -----           -----        -----
     Total distributions
       paid to shareholders  (1.35)       (1.33)         (0.11)           -
                             -----        -----           -----        -----
Net asset value,
  end of period              $12.45       $12.46         $14.48        $12.08
                             ======       ======         ======        ======

Total Return<F2>             (4.75)%      (4.83)%         20.92%        20.80%
Ratios/supplemental data:
  Net assets, end of
     period (millions)        $51.9       $270.6         $449.2         $71.5
  Ratio of expenses to
     average net assets<F3>   1.21%        1.42%          1.61%         2.50%
  Ratio of net investment
     (loss) income to average
     net assets<F3>         (0.29)%      (0.46)%          1.07%         1.60%
  Portfolio turnover
     rate<F2>                39.96%       39.96%        103.66%        57.00%
  Average commission
     rate per share         $0.0043      $0.0043        $0.0016

<F1>  Unaudited
<F2>  Periods less than one year, where applicable, are not annualized
<F3>  Periods less than one year, where applicable, are annualized
<F4> Computed based on average shares outstanding during the period
<F5>  For the period from commencement of operations (December 28, 1995)
  through June 30, 1996

 The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT                      16



                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

(1)  Organization:
     The Artisan International Fund (the "Fund") is a series of Artisan Funds, Inc. which was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     Effective July 1, 1997, the Fund began offering two classes of capital shares, International Shares and International Institutional Shares ("Institutional Shares"). The Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agent fees and sharehold communication expenses, are allocated directly to that class.

(2)  Summary of significant accounting policies:
     The following is a summary of significant accounting policies of the Fund.

     (a)Security valuation - Each security is valued at the latest sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the latest bid price reported. Securities for which prices are not readily available, or which management believes that the latest sales or bid price is not reflective of the fair value of the security, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

     (b)Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c)Portfolio transactions - Security and shareholder transactions are recorded no later than the first business day after the trade date. Net realized gains and losses on common stocks are computed on specific security lot identification.

     (d)Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.



                                       17                SEMI-ANNUAL REPORT



                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

       The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. These forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

    (e)Use of estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    (f)Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that certain differences between financial reporting and tax purposes be reclassified to capital stock.

(3) Transactions with affiliates:
    Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

        Average Daily Net Assets       Annual Rate
        ------------------------       -----------
        Less than $500 million           1.000%
        $500 million to $750 million     0.975%
        $750 million to $1 billion       0.950%
        Greater than $1 billion          0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. Each director who is not an interested person of Artisan Funds, Inc. or the Adviser receives an annual retainer fee of $5,000, plus reimbursement of expenses related to their duties as director of the Fund.

     An affiliate, as defined by the Investment Company Act of 1940, is a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. A summary of transactions with each such affiliate for the period ended December 31, 1997 follows.


                            Purchases           Sales
                      ------------------   ---------------  Realized  Dividend
 Affiliate             Shares     Cost     Shares     Cost   Gain     Income
 ---------             ------     ----     ------     ----   ----     ------
 Bankard Inc.        1,309,000  $207,730       -        -       -         -
 Dongfang Electrical
   Machinery
   Company Ltd.      2,000,000   649,690       -        -       -         -

SEMI-ANNUAL REPORT                         18



                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)
     (4)Organizational costs:
        Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption.

     (5)Line of credit arrangements:
        Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which the Fund may borrow 10% of its net assets up to a maximum of $30 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each fund in the series of Artisan Funds, Inc., including the Fund, based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.75%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes.

        During the period ended December 31, 1997 the Fund incurred interest charges of $12,491 related to borrowings on the line of credit.

     (6)Investment transactions:
        For the six months ended December 31, 1997, the cost of purchases and the proceeds from the sales of investment securities (excluding short-term securities) were $154,172,675 and $260,205,655 respectively.

     (7)Fund share activities:
        Capital share transactions for the Fund were as follows:


                                     Six months ended
                                         Year ended
                                     December 31, 1997         June 30, 1997
                                 Institutional  International  International
                                     Shares         Shares         Shares
                                   ---------      ---------      ---------
 Proceeds from shares issued     $57,070,260     $60,295,241   $447,478,870
 Net asset value of shares
   issued from reinvestment of
   distributions from net
   investment income and net
   realized gains                  4,802,555      25,959,396      1,414,826

   Cost of shares redeemed       (2,130,957)   (221,123,905)  (113,176,055)
                                 ----------     -----------    -----------
   Net increase (decrease) in
     net assets from fund
     share activities           $59,741,858  $(134,869,268)   $335,717,641
                                 ==========    ===========     ===========




                                      19                SEMI-ANNUAL REPORT


                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                       Six months ended          Year ended
                                       December 31, 1997       June 30, 1997
                                  Institutional International  International
                                     Shares         Shares         Shares
                                    --------       --------       --------
   Shares sold                      3,943,694      4,323,030     33,329,489
   Shares issued from reinvestment
     of distributions from net
     investment income and net
     realized gains                   383,897      2,075,078        108,735
   Shares redeemed                  (158,761)   (15,696,026)    (8,344,932)
                                    --------     ----------      ---------
   Net increase (decrease) in
       capital shares               4,168,830    (9,297,918)     25,093,292
                                    =========     =========      =========

(8)Income tax information:

   Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 1997, based on investment cost of $322,984,955 for federal tax purposes, is as follows:

   Aggregate gross unrealized appreciation on investments    $46,954,630
   Aggregate gross unrealized depreciation on investments   (48,182,338)
                                                             ----------
   Net unrealized depreciation                              $(1,227,708)
                                                             ==========

   The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions and passive foreign investment company (PFIC) value adjustments.



SEMI-ANNUAL REPORT                      20



                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                              BOSTON MA 02266-8412
                                 1 800 344 1770

xxxxx


                                     (LOGO)
                                    ARTISAN
                                   SMALL CAP
                                      FUND

                               SEMI-ANNUAL REPORT

                               DECEMBER 31, 1997

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.


                                      (PAGE)

                                                               February 20, 1998

Dear Fellow Shareholder,

We're pleased to send you this semi-annual report for the Artisan Small Cap Fund
(Fund). While it will deal chiefly with the six months ended December 31, 1997, this report will also touch on calendar 1997 and our outlook going into 1998.

THE FUND'S PERFORMANCE
The Fund returned 10.7% for the six-month period ended December 31, 1997 and gained 22.7% for calendar 1997. For these respective periods, the Fund's benchmark index, the Russell 2000, returned 11.0% and 22.4%. Since its inception on March 28, 1995, the Fund has returned 82.3%, versus a return of 75.4% for the Russell 2000. This translates to an annualized return of 24.2% for the Fund and a 22.5% return for the Russell 2000 benchmark index.

Note, too, that the Artisan Small Cap Fund has outperformed the Lipper Small Cap Fund Index. For the six months ended December 31, 1997, the Lipper benchmark index returned 9.0% versus the Fund's return of 10.7%.


                              COMPARATIVE QUARTERLY PERFORMANCE

                      ARTISAN SMALL       RUSSELL 2000          LIPPER SMALL CAP
                         CAP FUND            INDEX                 FUND INDEX
                         --------            -----                 ----------
3/28/95                   $10,000           $10,000                 $10,000
6/30/95                   $11,520           $10,962                 $10,896
9/30/95                   $12,650           $12,044                 $12,258
12/31/95                  $13,283           $12,305                 $12,427
3/31/96                   $14,059           $12,933                 $13,128
6/30/96                   $14,785           $13,580                 $14,170
9/30/96                   $14,160           $13,626                 $14,349
12/31/96                  $14,858           $14,335                 $14,212
3/31/97                   $14,150           $13,594                 $12,874
6/30/97                   $16,459           $15,797                 $15,070
9/30/97                   $18,627           $18,149                 $17,368
12/31/97                  $18,226           $17,541                 $16,425


                            1995                              1996                                     1997
QUARTERLY      ----------------------------   --------------------------------------   --------------------------------------
PERFORMANCE    6/30/95   9/30/95   12/31/95   3/31/96   6/30/96   9/30/96   12/31/96   3/31/97   6/30/97   9/30/97   12/31/97
               -------   --------  --------   -------   -------   --------  --------   --------  --------  -------- ---------
ARTISAN SMALL
CAP FUND        15.2%      9.8%      5.0%      5.8%      5.2%     -4.2%      4.9%       -4.8%     16.3%     13.2%     -2.2%

Russell 2000
Index            9.6%      9.9%      2.2%      5.1%      5.0%      0.3%      5.2%       -5.2%     16.2%     14.9%     -3.4%

Lipper Small
Cap Fund Index   9.0%     12.5%      1.4%      5.6%      7.9%      1.3%     -1.0%       -9.4%     17.1%     15.3%     -5.4%


This graph compares the results of $10,000 invested in the Artisan Small Cap Fund on March 28, 1995 (the date the Fund began operations) with the Russell 2000 stock index and the Lipper Small Cap Fund Index. The Russell 2000 is an unmanaged index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. The Lipper Small Cap Fund Index reflects the net asset value weighted return of the 30 largest small-cap mutual funds. All returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

                                       1                   SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS (CONTINUED)

During the first quarter of 1997, the small-cap market was less than congenial, as the correction that had started months earlier continued in earnest. High valuations and earnings shortfalls took their toll, as did the market's unequivocal preference for earnings-driven large-caps. Nonetheless, the Fund performed well on a relative basis, helped by our attention to valuation, our industry exposure and a small-cap rally in the second quarter, when small-cap earnings outpaced those of large-caps.

As we'll explain in detail later, the second half of 1997 was a mixed environment for small-cap stocks_strong from July through September, when small-caps finally outperformed large-caps; turbulent in October and November; generally positive in December. We negotiated this difficult terrain quite well, aided by our valuation discipline and our modest exposure to sectors that proved especially vulnerable to correction.

Revealed below is an especially compelling aspect of the Fund's performance during 1997. The year was characterized by a wide disparity in returns between the growth and value styles of small-cap investing. As you can see, the Russell 2000 Growth Index significantly underperformed the Russell 2000 Value Index. Nonetheless, the Artisan Small Cap Fund - with its strategy of "growth at a reasonable price" - strongly outperformed the small-cap growth segment. Also, as we noted before, it outperformed the broad small-cap universe represented by the Russell 2000 Index.

                        COMPARATIVE 1997 PERFORMANCE OF
                ARTISAN SMALL CAP FUND VS. RUSSELL 2000 INDEXES

Russell 2000 Value Index                  31.8%
Artisan Small Cap Fund                    22.7%
Russell 2000 Index                        22.4%
Russell 2000 Growth Index                 12.9%

We attribute much of this success to elements of our investment style. One is our valuation discipline: we seek companies with strong, sustainable growth that appear underpriced relative to our assessment of their intrinsic value. We also maintain a commitment to broad diversification, thus limiting our exposure to industries or companies that may prove disappointing. We believe the value we add for you is picking stocks based on rational criteria - not in placing outsized bets on companies, sectors or trends.

OUR INVESTMENT APPROACH
Before discussing the Fund's performance during the past year, it is important to review our investment approach and goals. In a nutshell, we invest in underfollowed, small-cap growth companies whose stock prices do not fully reflect their intrinsic value.

The Fund focuses on small-cap stocks that are not widely followed and evaluated by Wall Street. Often, these stocks are inefficiently priced and investors are paid a premium for taking the risk of having incomplete information. By doing our own fundamental research, we aim to reduce the information risk while earning premium returns. Finding these stocks requires a lot of hard work, but there are several areas that are frequently successful sources of ideas:

SEMI-ANNUAL REPORT                     2


LETTER TO SHAREHOLDERS (CONTINUED)

TRANSACTIONS. Often, there are small "jewels" within larger conglomerates which are great investments when they are free to operate on their own. Littelfuse, a superbly managed growth company which was spun-out of a large bankrupt defense conglomerate, is an example of this type of investment.

INDUSTRY CONTACTS. Some of our best ideas come from company managements, suppliers and competitors. We always ask managements about their toughest competitors and most reliable suppliers. For example, Silicon Valley Bancshares is the bank of choice of our West Coast technology companies and International Comfort Products makes the air conditioners that Pameco distributes.

REGIONAL BROKERAGE FIRMS. Far away from the giant New York brokerage firms, these smaller firms only cover companies in their own backyards. Often, they are the first to recognize new investment opportunities. We have developed a large network of contacts at these brokerage firms. Showbiz Pizza Time was suggested by a small Texas-based brokerage firm and our best information on ITI Technologies comes from a local firm in Minneapolis.

Once we find these underfollowed companies, we perform a detailed analysis of the industry fundamentals, financial statements and, importantly, the quality of management. We believe that the quality of management in small companies is often the key to ultimate success or failure. We usually meet with management in person to discuss the company's goals, strategies, competitive position and control systems.

A very important part of our research process is the determination of the "intrinsic value" of the business. By intrinsic value, we mean the price a strategic buyer would pay to own the entire company. We will purchase a stock when it sells at a substantial discount to our estimate of its intrinsic value and we sell stocks when they approach their intrinsic value. This discipline reduces the down-side risk of the investment. Our goal is to find well-run, growing companies with stock prices that do not yet reflect all the good things that we see in them.

We recognize that small-cap investing can be volatile. Thus, we use a number of strategies designed to reduce risk. In addition to our focus on stocks that sell at discounts to intrinsic value, we limit the size of individual positions to no more than 3% of assets, avoid industry concentration, pay careful attention to liquidity and continuously monitor and reappraise all of our holdings.

The Artisan Small Cap Fund is designed as a long-term core investment which seeks to outperform its benchmark, the Russell 2000 index, over a full market cycle. It stays fully invested in US small-cap stocks. We believe it is most appropriately used as part of a long-term diversified portfolio.

A REVIEW OF THE YEAR'S SECOND HALF
For the six-month period ended December 31, 1997, the Artisan Small Cap Fund returned 10.7%, versus 11.0% for the Russell 2000 Index. In the third quarter, the Fund gained 13.2%, versus 14.9% for its Index. In the fourth quarter, returns for the Fund and the index dropped to -2.2% and -3.4%, respectively. From July through September, the market was fueled by robust earnings gains, especially those reported by smaller companies.

Then October reared its ugly head. Throughout Asia, plummeting currencies and equity markets suddenly made their presence felt as symptoms of very broad and deep eco-

                                       3                   SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS (CONTINUED)
nomic fragility. Concern over the possible ramifications to our economy sparked pronounced volatility in our markets. Most notable were a record one-day point drop in the Dow Industrials and the first 10% correction in that index in over seven years. Hit especially hard was technology, a sector where our exposure had been modest and where we were able to pick up some bargains in November. In December, calmer heads prevailed, as investors drove both large- and small-cap stocks into positive territory. All things considered, we're pleased with the Fund's performance. Through this difficult period, a number of our stocks proved to be excellent performers.

--------------------------------------------------------------------------------
             TOP 5 GAINERS                            TOP 5 LOSERS
--------------------------------------------------------------------------------
 SECURITY                           %        SECURITY                     %
-------------------------------------------------------------------------------
 Healthcare Financial Partners    64.5%      CFM Technologies, Inc.    -42.8%
 Gulf South Medical Supply        63.4%      Asyst Technologies, Inc.  -32.8%
 DH Technology, Inc.              51.0%      Align-Rite International  -32.6%
 Oshkosh B'Gosh                   48.9%      Wall Data Inc.            -31.1%
 Telemundo Group                  44.7%      Helix Technology Group    -28.7%


Three of the top five gainers were takeovers...Gulf South, DH Technology and Telemundo. Gulf South is a distributor of medical supplies to nursing homes; DH Technology manufactures printers; and Telemundo is a media company targeting the Hispanic audience. The other top five gainers reported better-than-expected earnings: OshKosh B'Gosh is a children's apparel company, while Healthcare Financial Partners is a specialty commercial lender to the healthcare services industry.

Our biggest losers, all technology stocks, reflected the punishment inflicted upon their sector in October/November. Although none of these were large individual holdings, collectively they took their toll on the portfolio. Nonetheless, we are maintaining our positions in most of these companies; we believe they will weather the temporary business slowdown caused by the Asian crisis. The exceptions are Wall Data, which we sold because of concerns over its fundamental business strategy, and CFM Technologies, which we replaced with Speedfam International, based on the belief that its future prospects were more attractive.


------------------------------------------------
             TOP TEN HOLDINGS
------------------------------------------------
COMPANY NAME                                %
------------                               ---
Showbiz Pizza Time                         2.5
Healthcare Financial Partners              2.4
Shorewood Packaging Corporation            2.3
Penn Treaty American Corporation           2.3
The Dress Barn, Inc.                       2.3
Borg-Warner Security Corporation           2.1
AptarGroup, Inc.                           2.1
General Cable                              2.0
Holophane Corporation                      2.0
ATL Ultrasound, Inc.                       1.9
TOTAL                                     21.9%
------------------------------------------------

SEMI-ANNUAL REPORT                    4


LETTER TO SHAREHOLDERS (CONTINUED)

PORTFOLIO CHARACTERISTICS
On December 31, 1997, the Fund's net assets were $292.4 million. The Fund remains closed to new investors, thus enabling our management team to focus on the out-of-the-way companies we favor.

The Fund owned 72 stocks with a median market capitalization of $377 million. On average, these stocks are growing at 22% per year, and - based on our 1998 estimates - selling at 16 times earnings and 71% of their intrinsic value. Despite these attractive growth and valuation characteristics, each stock is typically followed by only four Wall Street analysts. The Fund was 97.5% invested in stocks, which we consider to be fully invested.

As shown in the following table, the Fund's sector weightings remain broadly diversified. We believe that attractive investment candidates can be found in almost any industry, and we strive to have some level of participation in almost every sector. We believe this diversification reduces the Fund's potential volatility, while putting more emphasis on picking stocks - the area where we add the most value.

-------------------------------------------------------------------------------
                          INDUSTRY DIVERSIFICATION (%)

                        WEIGHTING                                    WEIGHTING
                       -----------                                 ------------
                       12/31  6/30                                 12/31  6/30
 INDUSTRY               1997  1997    INDUSTRY                      1997  1997
-------------------------------------------------------------------------------
 Banks/Savings & Loans  4.7   3.0     Healthcare Services            1.6  3.1
 Basic Industry         2.1   1.7     Insurance                      3.4  6.2
 Biotech/Pharmaceutical 0.6   1.3     Medical Devices/Supplies       5.6  4.2
 Business Services      3.4   6.9     Other Financial                5.1  3.1
 Capital Spending       9.9   7.2     Paper and Packaging            6.9  2.3
 Computer Related       2.7   3.1     Restaurants/Hotels             8.1  5.0

 Consumer Cyclicals     4.8   4.0     Retailing/Apparel              3.5  7.3
 Consumer Services      1.5   5.9     Software/Telecommunications    3.7  2.2
 Consumer Staples       5.1   8.9     Transportation Related         7.5  3.0
 Electronics            7.2   8.9     Utilities                      1.5  1.5
 Energy                 8.6   9.1     Other assets less liabilities  2.5  2.1

                                                            TOTAL     100.0%
-------------------------------------------------------------------------------

Since mid-year, we increased our exposure to stocks related to the Paper and Packaging, Restaurants/Hotels and Transportation Related industries. We decreased our participation in Business and Consumer Services, Insurance and Retailing/Apparel stocks. These changes reflected individual stock decisions rather than macro-economic trends or investment themes. Among our new additions were: Fibermark, a specialty paper manufacturer; Hospitality Worldwide, which provides consulting services to hotels; Kitty Hawk, an air transportation logistics company; Rio Hotel, a Las Vegas hotel and casino operator; and US Xpress, a trucking company specializing in time-sensitive cargo delivery.

                                       5                   SEMI-ANNUAL REPORT


Among our sales: Amscan, Cap Mac, CommNet Cellular, DH Technology, Gulf South Medical, Kinetic Concepts and Telemundo were all takeovers; Expeditors International, Express Scripts, Livent, Renaissance Re and Whole Foods Market all hit our price targets; and CFM Technologies, Pittston Burlington, Seattle Filmworks and Wall Data made way for more attractive alternatives.

LETTER TO SHAREHOLDERS (CONTINUED)

OUTLOOK AND STRATEGY
We believe the crisis in Asia will put the brakes on what was potentially a very strong U.S. economy in 1998. Though we don't expect a recession, Gross Domestic Product (GDP) is likely to slow dramatically in the year's first half. Growth in corporate profits will slow because of lower export revenues, price competition from cheaper imports and mounting wage pressures from our tight labor markets. In response to this scenario - which reduces the threat of inflation - we think the Federal Reserve may lower interest rates.

Nonetheless, the slowdown in profit growth is likely to take its toll on the equity markets. We would not be surprised to see stock prices lower six months from now, as investors react to the slower growth environment. Longer-term, however, we remain quite bullish. Going into 1999, we expect the Asian situation to stabilize and worldwide economic growth to re-accelerate. Moreover, the U.S. continues to lead the world in technological innovation, inflation is under control, corporations have learned the merits of improving productivity and our aging population still needs to save a lot of money for retirement. In the long run, all these factors are good for stocks.

In the meantime, the good news for our Fund is that the Asian turmoil and a slowing domestic economy will negatively affect large companies more than small ones. Almost 50% of all large companies have some Asian exposure; by contrast, fewer than 25% of small companies do business with Asia. And the growth of large companies is closely tied to overall economic factors, whereas small companies can generate significant growth from dynamics related to their own businesses.

In this environment, we will focus on companies with reasonable insulation from general economic conditions_high quality, non-cyclical companies with little exposure to Asia, positioned to benefit from trends that should lead to continued above-average growth rates. Examples from our current holdings are:
Borg-Warner Security, a leading provider of commercial guard and alarm services, whose cost-cutting efforts should lead to improving margins and superior earnings growth; Fairchild Corporation, a supplier of aerospace fasteners, which is creating shareholder value by divesting its non-aerospace assets; Healthcare Financial Partners, a new player in the very large market of providing financing to healthcare service providers; and Showbiz Pizza Time, operator of Chuck E. Cheese entertainment restaurants, whose growth will reflect store remodeling and enhancement, rather than what's happening to economies around the world.

SEMI-ANNUAL REPORT                       6


LETTER TO SHAREHOLDERS (CONTINUED)

As always, we will focus our research efforts on stocks that are selling at a meaningful discount to our estimate of the company's intrinsic value. In the event of a correction, this attention to valuation should help shelter us. A correction would also lead us to look for new opportunities in depressed market sectors that appear likely to outperform in a rebound.

Once again, thank you for your investment in the Artisan Small Cap Fund. As always, we appreciate your confidence and support.

Sincerely,

/s/ Carlene Murphy Ziegler          /s/ Millie Adams Hurwitz
Carlene Murphy Ziegler              Millie Adams Hurwitz
Portfolio Manager                   Portfolio Manager


                                       7                   SEMI-ANNUAL REPORT


                             ARTISAN SMALL CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------
       Shares
        Held                                                      Market Value
--------------------------------------------------------------------------------
               COMMON STOCKS - 97.5%
               BANKS/SAVINGS AND LOANS - 4.7%
      73,100   Amcore Financial, Inc. - Rockford, IL based
                 community bank ................................. $ 1,836,637
     100,900   Bay View Capital Corporation - San Francisco, CA
                 based community bank ...........................   3,657,625
     128,705   *Columbia Banking System, Inc. - Tacoma, WA based
                 community bank .................................   3,475,035
      43,900   Midwest Federal Financial Corporation - Baraboo, WI
                 based community bank ...........................   1,234,688
      63,900   *Silicon Valley Bancshares - bank holding company
                 serving the high technology industry ...........   3,594,375
                                                                   ----------
                                                                   13,798,360

               BASIC INDUSTRY - 2.1%
     140,500   *Monaco Coach Corporation - recreational
                 vehicle manufacturer ...........................   3,582,750
     315,150   *Southern Energy Homes, Inc. - manufactured homes.   2,521,200
                                                                   ----------
                                                                    6,103,950

               BIOTECHNOLOGY/PHARMACEUTICALS - 0.6%
     105,900   *Techne Corporation - specialty manufacturer
                 of biological products .........................   1,853,250



               BUSINESS SERVICES - 3.4%
     156,800   *Bell & Howell Holding Company - systems and services
                 for information access and dissemination .......   3,792,600
     351,900   *Borg-Warner Security Corporation - physical and
                 electronic security services ...................   6,202,238
                                                                    ---------
                                                                    9,994,838

               CAPITAL SPENDING - 9.9%
     206,200   *Banner Aerospace, Inc. - aircraft parts
                 distributor ....................................   2,281,087
     188,900   *CTB International Corporation - agricultural
                 equipment manufacturer .........................   2,691,825
     301,500   *Cuno, Inc. - filtration products.................   4,597,875
     199,700   *Decrane Aircraft Holdings, Inc. - avionics
                 components .....................................   3,394,900
     185,400   *Fairchild Corporation - aircraft parts
                 manufacturer and distributor ...................   4,611,825
     230,850   *Holophane Corporation - highly-engineered
                 lighting fixtures ..............................   5,713,538
     308,700   *Park Ohio Industries, Inc. - multi-industry......   5,633,775
                                                                  -----------
                                                                   28,924,825

SEMI-ANNUAL REPORT                     8


Schedule of Investments (continued)
--------------------------------------------------------------------------------
       Shares
        Held                                                      Market Value
--------------------------------------------------------------------------------

               COMPUTER RELATED - 2.7%
     176,800   *Align-Rite International, Inc. - semiconductor
                 photomasks .....................................   2,254,200
      75,600   *Asyst Technologies, Inc. - semiconductor
                 manufacturing equipment ........................   1,644,300
     135,000   Helix Technology Corporation - cryogenic vacuum
                 pumps ..........................................   2,632,500
      50,800   *Speedfam International, Inc. - semiconductor
                 manufacturing equipment ........................   1,346,200
                                                                    ---------
                                                                    7,877,200

               CONSUMER CYCLICALS - 4.8%
     160,300   Culp, Inc. - fabrics for home furnishings.........   3,206,000
     118,500   Interface, Inc. - carpets and fabrics for
                 commercial interiors ...........................   3,436,500
     434,400   *International Comfort Products - heating and air
                 conditioning systems ...........................   3,638,100
     203,400   *Pameco Corporation - heating and air
                 conditioning distributor .......................   3,864,600
                                                                   ----------
                                                                   14,145,200


               CONSUMER SERVICES - 1.5%
     206,700   *ITI Technologies, Inc. - wireless home
                 security systems ...............................   4,495,725



               CONSUMER STAPLES - 5.1%
     114,100   *Action Performance Companies, Inc. - licensed
                 motorsports collectibles .......................   4,321,537
     226,100   *Ekco Group, Inc. - kitchen tools and animal
                 care products ..................................   1,752,275
     134,400   K2, Inc. - recreational and industrial products...   3,091,200
     151,900   Libbey Inc. - consumer and commercial glassware...   5,686,756
                                                                   ----------
                                                                   14,851,768


               ELECTRONICS - 7.2%
     178,200   *EFTC Corporation - assembly and testing services
                 to electronic OEMs .............................   2,895,750
     165,300   General Cable Corporation - electrical wire and
                 cable products .................................   5,981,794
     189,200   *Littlefuse, Inc. - circuit protection devices....   4,706,350
     271,850   Methode Electronics, Inc. - electronic
                 interconnect devices ...........................   4,417,563
     129,600   PCD, Inc. - electronic connectors.................   3,045,600
                                                                   ----------
                                                                   21,047,057

                                       9                   SEMI-ANNUAL REPORT


Schedule of Investments (continued)
--------------------------------------------------------------------------------
 Shares
 Held                                                            Market Value
--------------------------------------------------------------------------------

               ENERGY - 8.6%
     177,600   *Callon Petroleum Company - oil and gas
                 exploration ....................................   2,891,550
     224,000   *Core Laboratories - oil and gas field management
                 services  ......................................   4,046,000
     129,400   *Hvide Marine Incorporated - marine
                 transportation services ........................   3,332,050
     196,000   *Houston Exploration Company - oil and gas
                 exploration ....................................   3,601,500
     289,000   Lomak Petroleum Inc. - oil and gas exploration....   4,696,250
     159,200   *Tom Brown, Inc. - oil and gas exploration........   3,064,600
     158,000   Western Gas Resources, Inc. - oil and gas
                 processing systems  ............................   3,495,750
                                                                  -----------
                                                                   25,127,700

               HEALTHCARE SERVICES - 1.6%
     227,600   *CompDent Corporation - managed dental plan
                 operator .......................................   4,616,012


               INSURANCE - 3.4%
     116,300   *Amerin Corporation - private mortgage insurance..   3,256,400
     211,500   *Penn Treaty American Corporation - long-term
                 care insurance .................................   6,715,125
                                                                    ---------
                                                                    9,971,525

               MEDICAL DEVICES/SUPPLIES - 5.6%
     134,800   *Adac Labs - medical imaging and health care
                 information systems ............................   2,662,300
     123,900   *ATL Ultrasound, Inc. - diagnostic medical
                 ultrasound systems .............................   5,699,400
     295,000   *Graham-Field Health Products - health care product
                 manufacturer and distributor ...................   4,922,813
     214,200   *Prime Medical Services, Inc. - provider of
                 lithotripsy services  ..........................   2,958,638
                                                                   ----------
                                                                   16,243,151

               OTHER FINANCIAL - 5.1%
      88,200   *CB Commercial Real Estate Services Group -
                 commercial real estate services ................   2,838,937
     270,500   *Franchise Mortgage Acceptance Company - specialty
                 finance for franchisees ........................   4,970,438
     197,500   *Healthcare Financial Partners, Inc. - specialty finance
                 for health care providers ......................   7,011,250
                                                                   ----------
                                                                   14,820,625

SEMI-ANNUAL REPORT                     10


Schedule of Investments (continued)
--------------------------------------------------------------------------------
 Shares
 Held                                                            Market Value
--------------------------------------------------------------------------------

               PAPER AND PACKAGING - 6.9%
     110,800   AptarGroup, Inc. - pumps, valves and closures for
                 consumer packaging .............................   6,149,400
     137,600   Brady, W. H. Company - specialty adhesives and
                 graphics .......................................   4,265,600
     141,900   *Fibermark, Inc. - specialty paperboard packaging.   3,050,850
     255,100   *Shorewood Packaging Corporation - specialty
                 paperboard packaging ...........................   6,823,925
                                                                   ----------
                                                                   20,289,775

               RESTAURANTS/HOTELS - 8.1%
     276,800   *Hospitality Worldwide Services - renovation and
                 maintenance services for the hotel industry ....   3,633,000
     246,100   Morrison Healthcare, Inc. - food service to
                 healthcare institutions ........................   4,922,000
     169,500   *Rio Hotel & Casino, Inc. - Las Vegas, NV based
                 gaming resort owner and operator ...............   3,559,500
     257,500   *Servico, Inc. - hotel owner and operator.........   4,345,313
     311,500   *ShowBiz Pizza Time - Chuck E. Cheese restaurants.   7,164,500
                                                                   ----------
                                                                   23,624,313

               RETAILING/APPAREL - 3.5%
     233,000   *The Dress Barn, Inc. - women's clothing retailer.   6,611,375
     112,200   Oshkosh B'Gosh, Inc. - children's clothing
                 manufacturer ...................................   3,702,600
                                                                   ----------
                                                                   10,313,975

               SOFTWARE/TELECOMMUNICATIONS - 3.7%
      84,800   *Micros Systems, Inc. - point-of-sales systems
                 for hospitality providers ......................   3,816,000
     206,900   *SPSS, Inc. - statistical software................   3,982,825
     177,700   *USCS International, Inc. - billing software and
                 services to the communications industry ........   3,020,900
                                                                   ----------
                                                                   10,819,725
               TRANSPORTATION RELATED - 7.5%
     168,500   *Aftermarket Technology Corporation - after-market
                 auto body parts ................................   3,054,062
     225,600   *International Total Services, Inc. - commercial
                 security and aviation services .................   3,581,400
     201,400   *Kitty Hawk, Inc. - time-definite air freight
                 services .......................................   3,876,950
      78,100   *Midwest Express Holdings, Inc. - regional
                 airline ........................................   3,031,256
     387,800   *Miller Industries, Inc. - tow truck
                 manufacturer ...................................   4,168,850
     189,500   *US Xpress Enterprises, Inc. - time-definite
                 truckload services .............................   4,192,687
                                                                   ----------
                                                                   21,905,205


                                       11                  SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
 Shares
 Held                                                            Market Value
--------------------------------------------------------------------------------

               UTILITIES - 1.5%
      92,900   WICOR, Inc. - gas utility and pump manufacturer..    4,314,044
                                                                   ----------

               TOTAL COMMON stocks (Cost $251,746,285).......... $285,138,223

------------------------------------------------------------------------------
       Par                                                            Market
     Amount                                                           Value
------------------------------------------------------------------------------
               SHORT TERM INVESTMENTS - 2.6%
  $7,607,000   Repurchase agreement with State Street Bank and
               Trust Company, 5.0%, dated 12/31/97, due 1/2/98,
               maturity value $7,609,113, collateralized by
               $7,770,000 par value U.S. Treasury Note, 5.625%,
               due 12/31/99 (Cost $7,607,000).................... $  7,607,000
                                                                   -----------

               TOTAL INVESTMENTS - 100.1% (Cost $259,353,285) ...  292,745,223

               OTHER ASSETS LESS LIABILITIES - (0.1)%............     (305,674)
                                                                  ------------
               TOTAL NET ASSETS - 100.0% (**) ................... $292,439,549
                                                                  ============
       * Non-income producing securities
      ** Percentages for the various classifications relate to total net assets

    The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT                     12



                             ARTISAN SMALL CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997
                                  (UNAUDITED)
ASSETS:
  Investments in securities, at value (cost $259,353,285) ..     $292,745,223
  Cash .....................................................              413
  Receivable from investments sold .........................        1,382,207
  Receivable from fund shares sold .........................           96,162
  Accrued interest .........................................            1,057
  Accrued dividends ........................................           42,116
  Organizational costs .....................................           31,265
                                                                  -----------
     Total assets...........................................      294,298,443


LIABILITIES:
  Payable for investments purchased ........................        1,688,507
  Payable for organizational costs .........................           31,265
  Payable for operating expenses ...........................          139,122
                                                                  -----------
     Total liabilities......................................        1,858,894
                                                                  -----------
     Total net assets.......................................     $292,439,549
                                                                  ===========

NET ASSETS CONSIST OF THE FOLLOWING:
  Fund shares issued and outstanding .......................     $247,666,867
  Net unrealized appreciation on investments ...............       33,391,938
  Accumulated undistributed net investment loss ............        (934,010)
  Accumulated undistributed net realized gains on
     investments............................................       12,314,754
                                                                 ------------
                                                                 $292,439,549
                                                                 ============


NET ASSET VALUE PER SHARE:
  Net asset value, offering price and redemption price per share
  ($0.01 par value, 5,000,000,000 shares authorized,
  [$ 292,439,549 / 20,668,040 shares outstanding])                     $14.15
                                                                       ======

    The accompanying notes are an integral part of the financial statements.

                              13                             SEMI-ANNUAL REPORT




                             ARTISAN SMALL CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
INVESTMENT INCOME:
  Interest .................................................      $   377,460
  Dividends ................................................          568,174
                                                                  -----------
     Total investment income................................          945,634


EXPENSES:
  Advisory fees ............................................        1,456,118
  Transfer agent fees ......................................          246,705
  Shareholder communications ...............................           62,288
  Custodian fees ...........................................           43,799
  Accounting fees ..........................................           17,092
  Professional fees ........................................           16,334
  Registration fees ........................................            9,019
  Directors' fees ..........................................            7,500
  Organizational costs .....................................            7,071
  Other operating expenses .................................           13,718
                                                                   ----------
     Total expenses.........................................        1,879,644
                                                                   ----------
     Net investment loss....................................         (934,010)


REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS - NET:
  Net realized gain on investments .........................      31,607,478

  Net decrease in unrealized appreciation on investments ...      (2,403,386)
     Net gain on investments................................      29,204,092
     Net increase in net assets resulting from operations...     $28,270,082
                                                                  ==========

    The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT                     14


                             ARTISAN SMALL CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                       STATEMENT OF CHANGES IN NET ASSETS

                                              Six Months Ended  Year Ended
                                                 December 31,    June 30,
                                                    1997*          1997
                                                 -----------   ------------
OPERATIONS:
  Net investment loss .......................    $  (934,010)   $(2,124,352)
  Net realized gain on investments ..........     31,607,478     28,932,063
  Net decrease in unrealized
     appreciation on investments.............     (2,403,386)    (6,867,786)
                                                  ----------     ----------
  Net increase in net assets resulting
     from operations.........................     28,270,082     19,939,925

DISTRIBUTIONS PAID TO
  SHAREHOLDERS:
  Net realized gains on investment
     transactions............................    (45,781,748)   (21,951,585)

FUND SHARE ACTIVITIES:
  Proceeds from shares issued (1,241,832 and
     4,247,380 shares, respectively).........     20,251,785     58,361,524
  Net asset value of shares issued in
     reinvestment of distributions from net
     realized gains (3,125,122 and 1,600,012
     shares, respectively)...................     44,157,978     21,200,167
  Cost of shares redeemed (1,421,683 and
     15,384,496 shares, respectively)........    (22,278,436)  (209,730,732)
                                                  ----------     ----------
  Net increase (decrease) in net assets
     Resulting from fund share activities....     42,131,327   (130,169,041)
                                                  ----------     ----------
  Total increase (decrease) in net assets ...     24,619,661   (132,180,701)
     Net assets, beginning of period.........    267,819,888    400,000,589
                                                 -----------    -----------
     Net assets, end of period ..............   $292,439,549   $267,819,888
                                                 ===========    ===========
  * Unaudited
  The accompanying notes are an integral part of the financial statements.

                                       15                  SEMI-ANNUAL REPORT



                             ARTISAN SMALL CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        Six Months   Year      Year     Period
                                          Ended     Ended     Ended     Ended
                                         Dec. 31,  June 30,  June 30,  June 30,
                                          1997*      1997      1996    1995****
                                          -----     -----     -----    --------
Net asset value, beginning of period....  $15.11    $14.67    $11.52    $10.00
Income from investment operations:
  Net investment loss ..................   (0.05)    (0.04)    (0.07)    (0.01)
  Net realized and unrealized gains
     on securities......................    1.67      1.55      3.32      1.53
                                           -----     -----     -----     -----
     Total from investment operations...    1.62      1.51      3.25      1.52
Distributions paid to shareholders:
  Net realized gains on investment
     transactions.......................   (2.58)    (1.07)    (0.10)      -
                                           -----     -----     -----     -----
Net asset value, end of period..........  $14.15    $15.11    $14.67    $11.52
                                           =====     =====     =====     =====

Total return**..........................   10.7%     11.3%     28.3%     15.2%
Ratios/supplemental data:
  Net assets, end of period (millions).. $292.4    $267.8    $400.0     $99.3
  Ratio of expenses to average
     net assets***......................    1.29%     1.41%     1.52%     2.00%
  Ratio of net investment loss to
     average net assets***..............   (0.64)%   (0.73)%   (0.75)%   (0.59)%
  Portfolio turnover rate** ............   71.12%    87.18%   105.19%     9.28%
  Average commission rate per share ....   $0.0555   $0.0527


    *Unaudited
  ** Periods less than one year, where applicable, are not annualized *** Periods less than one year, where applicable, are annualized
**** For the period from commencement of operations (March 28, 1995)
     through June 30, 1995

The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT                     16

                             ARTISAN SMALL CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)
(1)  Organization:
     The Artisan Small Cap Fund (the "Fund") is a series of Artisan Funds, Inc. which was incorporated on January 5, 1995 as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

2)  Summary of significant accounting policies:
     The following is a summary of significant accounting policies of the Fund:
     (a) Security valuation - Each security is valued at the latest sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the latest bid price reported. Securities for which prices are not readily available, or which management believes that the latest sales or bid price is not reflective of the fair value of the security, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.
     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.
     (c) Portfolio transactions - Security and shareholder transactions are recorded no later than the first business day after the trade date. Net realized gains and losses on common stocks are computed on specific security lot identification.
     (d) Use of estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
     (e) Other - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is reported on the accrual basis. Generally accepted accounting principles require that certain differences between financial reporting and tax purposes be reclassified to capital stock.

                                       17                  SEMI-ANNUAL REPORT

                             ARTISAN SMALL CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)
(3)  Transactions with affiliates:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

            Average Daily Net Assets         Annual Rate
            ------------------------         ----------
            Less than $500 million             1.000%
            $500 million to $750 million       0.975%
            $750 million to $1 billion         0.950%
            Greater than $1 billion            0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.
     Each director who is not an interested person of Artisan Funds, Inc. or the Adviser receives an annual retainer fee of $5,000, plus reimbursement of expenses related to their duties as director of the Fund.

(4)  Organizational costs:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption.

(5)  Investment transactions:
     For the six months ended December 31, 1997, the cost of purchases and the proceeds from the sales of investment securities (excluding short-term securities) were $196,534,719 and $202,767,079, respectively.

(6)  Line of credit arrangements:
     Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which the Fund may borrow 10% of net assets up to a maximum of $30 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each fund in the series based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.75%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. The Fund made no borrowing under the line of credit during the period.

SEMI-ANNUAL REPORT                     18

                             ARTISAN SMALL CAP FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)
(7)  Income tax information:
     Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 1997, based on investment cost of $259,893,560 for federal tax purposes, is as follows:

     Aggregate gross unrealized appreciation on investments        $43,784,935
     Aggregate gross unrealized depreciation on investments        (10,933,272)
                                                                   -----------
       Net unrealized appreciation                                 $32,851,663
                                                                   ===========

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.


                                       19                  SEMI-ANNUAL REPORT

                                     (LOGO)
                                 ARTISAN FUNDS



                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                              BOSTON MA 02266-8412
                                 1 800 344 1770